UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

⌧	Definitive Proxy Statement

◻	Definitive Additional Materials

◻	Soliciting Material under §240.14a-12

TE CONNECTIVITY PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

⌧ No fee required

◻ Fee paid previously with preliminary materials

◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

A letter to

our shareholders

January 15, 2026

Dear Shareholder,

On behalf of the Board of Directors and our senior management team, we are pleased to invite you to attend the 2026 Annual General Meeting of Shareholders of TE Connectivity plc, to be held on Wednesday, March 11, 2026 at 2:00 p.m. GMT, at the Conrad Dublin, Earlsfort Terrace, Dublin, Ireland, subject to any adjournments or postponements. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

You can ensure that your shares are represented at the meeting by casting your vote either electronically at your earliest convenience or by promptly completing, signing, dating and returning your proxy card. Alternatively, you are welcome to attend the meeting and vote in person.

We look forward to seeing you at the meeting.

Sincerely,

Carol A. (“John”) Davidson

Chairman of the Board

TE Connectivity plc

Parkmore Business Park West
Parkmore, Ballybrit
Galway, H91VN2T, Ireland
Tel: +353 91 378 040

B-

2026 Annual General Meeting Proxy Statement	i

TE CONNECTIVITY PLC

Parkmore Business Park West
Parkmore, Ballybrit
Galway, H91VN2T, Ireland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., GMT, on March 11, 2026
Place:	The Conrad Dublin, Earlsfort Terrace, Dublin, Ireland
Agenda Items:	1. Election of thirteen (13) director nominees proposed by the Board of Directors;

2.   To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company and Deloitte Ireland LLP as our statutory auditor under Irish law and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration;

3. Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”);
4. To authorize the company and/or any subsidiary of the company to make market purchases of company shares; and
5. Determine the price range at which the company can re-allot treasury shares.

Persons Who Will Receive Proxy Materials:

Under rules of the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 8, 2026. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the next paragraph. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

Admission to Meeting and Persons Eligible to Vote:

Shareholders as of the close of business (Eastern Standard Time) on January 8, 2026 may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration. Those shareholders also have the right to attend the Annual General Meeting and vote their shares in person, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration. For information about how to attend the Annual General Meeting, please see “How do I attend the Annual General Meeting?” below.

Date of Availability:

Our proxy materials are being made available on or about January 15, 2026 to each shareholder of record of TE Connectivity ordinary shares at the close of business (Eastern Standard Time) on January 8, 2026.

2026 Annual General Meeting Proxy Statement	1

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January 15, 2026

Cautionary Note Regarding Forward-Looking Statements

All statements made in this document, other than statements of historical or current facts, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking and other statements in this document address our environmental, social, governance and sustainability (“ESG”) plans and goals, among other matters. The inclusion of such statements is not an indication that this content is necessarily material to investors or required to be disclosed in our filings with the Securities and Exchange Commission. ESG related statements are also based on assumptions as well as estimates that are subject to a high level of uncertainty, and these statements should not necessarily be viewed as being representative of current or actual risk or performance, or forecasts of expected risk or performance. In addition, historical, current, and forward looking environmental and social‐related statements may be based on standards for measuring progress that are still developing, and internal controls and processes that continue to evolve. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “will” and similar expressions are generally intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our Annual Report on Form 10-K for the fiscal year ended September 26, 2025. The company undertakes no obligation to update any forward-looking or other statements.

2	2026 Annual General Meeting Proxy Statement

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this proxy statement. It does not include all information necessary to make a voting decision, and you should read this proxy statement in its entirety before casting your vote.

TE at a Glance

A global industrial technology leader creating a safer, sustainable, productive and connected future. As a trusted innovation partner, our broad range of connectivity and sensor solutions enable the distribution of power, signal and data to advance next-generation transportation, energy networks, automated factories, data centers enabling artificial intelligence and more.

$17.3B FY25 Annual Revenue	242B Products Manufactured Annually	~100 Global Manufacturing Sites

~130 Countries Where We Serve Customers	90,000+ Employees Including 10,000 Engineers	15,000+ Patents Worldwide Granted or Pending

Technology & Innovation

Solutions that power electric vehicles, aircraft, automated factories, data centers enabling artificial intelligence, and more. Innovation that enables life-saving medical care, sustainable communities, efficient utility networks, and the global communications infrastructure. We partner with customers to produce highly engineered connectivity and sensing products that make a connected world possible.

Diversification

Our focus on reliability and durability, our commitment to progress, and the broad range of our product portfolio enables companies large and small to turn ideas into technology that can transform how the world works and lives tomorrow.

Global Scale

With employees, customers, engineering centers and factories around the world, and our sales coming from the Americas, Asia-Pacific and Europe/Middle East/Africa regions, we have the advantage of being a truly global industrial technology leader.

2026 Annual General Meeting Proxy Statement	3

Corporate governance summary

Director nominees

Board changes since 2020 6 of 11 independent director nominees have joined the Board

	Jean-Pierre Clamadieu Independent Chairman, ENGIE S.A. Former Chief Executive Officer and Chairman of the Executive Committee, Solvay S.A. Age 67 Tenure 2023 Committee: NGCC, Cyber	Terrence R. Curtin Executive Director Chief Executive Officer, TE Connectivity plc Age 57 Tenure 2016

Laura H. Wright Independent Former Chief Financial Officer, Southwest Airlines Age 65 Tenure 2014 Committee: AC (Chair) (Financial Expert), Cyber

Dawn C. Willoughby Independent Former Executive Vice President and Chief Operating Officer The Clorox Company Age 56 Tenure 2020 Committee: MDCC

:
Kenneth Washington Independent Former Senior Vice President, Chief Technology & Innovation Officer, Medtronic plc Age 65 Tenure 2025 Committee: MDCC	Mark C. Trudeau Independent Former President, Chief Executive Officer, Mallinckrodt plc Age 64 Tenure 2016 Committee: MDCC	Abhijit Y. Talwalkar Independent Former President and Chief Executive Officer, LSI Corporation Age 61 Tenure 2017 Committee: MDCC (Chair)

Committees: AC – Audit MDCC – Management Development & Compensation NGCC – Nominating Governance & Compliance Cyber – Joint Committee On Cybersecurity

4	2026 Annual General Meeting Proxy Statement

Independence – Director Nominees ■ Independent 11 ■ Not Independent 2

Carol A. (“John”) Davidson
Chairman of the Board of Directors

Former Senior Vice President,
Controller and Chief Accounting
Officer, Tyco International Ltd.

Age 70 Tenure 2016

Committee: AC (Financial Expert), Cyber

Lynn A. Dugle Independent Former Chief Executive Officer, President and Chairman of the Board, Engility Holdings, Inc. Age 66 Tenure 2020 Committee: AC (Financial Expert), Cyber (Co-Chair)

Sam Eldessouky Independent Executive Vice President and Chief Financial Officer, Bausch + Lomb Corporation Age 53 Tenure 2024 Committee: AC (Financial Expert), Cyber

William A. Jeffrey Independent Retired Chief Executive Officer, SRI International Age 66 Tenure 2012 Committee: NGCC (Chair), Cyber (Co-Chair)

Heath A. Mitts Executive Director Executive Vice President and Chief Financial Officer, TE Connectivity plc Age 54 Tenure 2021	Prof. Syaru Shirley Lin Independent Senior Fellow, Miller Center of Public Policy at the University of Virginia Age 57 Tenure 2022 Committee: NGCC, Cyber

2026 Annual General Meeting Proxy Statement	5

Executive Compensation Summary

Executive Compensation Governance Highlights

We maintain a full complement of compensation governance best practices that help ensure our compensation programs remain aligned with shareholder interests.

What We Do

√ Link pay to performance with a high percentage of variable compensation	√ Include a “clawback” provision in all executive officer incentive award agreements (both annual and long-term), in addition to adopting the NYSE mandated executive “clawback” policy
√ Perform annual say-on-pay advisory vote for shareholders	√ Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
√ Design compensation programs to mitigate undue risk-taking	√ Include performance criteria in incentive plans that are consistent with annual operating budgets, strategic forecasts and investor guidance
√ Retain a fully independent external compensation consultant whose independence is reviewed annually by the MDCC	√ Cap incentive compensation payments for individuals including our CEO
√ Align executive compensation with shareholder returns through long-term incentives	√ Maintain an insider trading policy applicable to all executive officers and employees
√ Review share utilization annually	√ Provide limited non-business aircraft usage

What We Do Not Do

x Provide tax gross ups for executives except under our mobility program	x Provide excise tax gross ups
x Re-price underwater stock options	x Provide tax gross ups for personal aircraft use
x Allow hedging or pledging of TE securities

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Historical “Say on Pay” votes

The Management Development and Compensation Committee believes the results of last year’s “Say on Pay” vote affirmed our shareholders’ support of our Company’s executive compensation program. This confirmed our decision to maintain a consistent overall approach in setting executive compensation for 2025.

Executive Compensation Principles

Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In setting compensation we adhere to the following core principles:

Shareholder Alignment	Performance Based	Appropriate Risk	Competitive with external talent market

Focus on executive stock ownership	Simple and Transparent		Fair and Equitable

Fiscal 2025 Compensation Highlights

Executive Compensation Actions

Base Salaries

Salary increases for Mr. Stucki and Mr. Kroeger reflect expanded roles. Mr. Mitts received a performance-based increase. Market-aligned adjustments for Mr. Curtin and Mr. Jenkins support continued competitiveness.

Equity Award Values Delivered annual equity awards for the CEO and the other NEOs in order to keep pace and ensure alignment with the market and to reflect strong individual performance.
Target Cash Incentives Mr. Stucki’s target bonus was adjusted to reflect expanded responsibilities and market alignment. Bonus targets for other NEOs remained unchanged.	Equity Award Structure Equity incentive awards for the CEO and the other NEOs were in the form of stock options (50%) and performance stock units (50%).

2026 Annual General Meeting Proxy Statement	7

PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY PLC

TO BE HELD ON WEDNESDAY, MARCH 11, 2026

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

TE Connectivity’s Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., GMT, on March 11, 2026 at the Conrad Dublin, Earlsfort Terrace, Dublin, Ireland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described herein.

We have made available our proxy materials to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as “holders of record” or “record holders”) as of the close of business (Eastern Standard Time) on January 8, 2026. We also will send a copy of the proxy materials, including the proxy card, to any holder of record who requests them in the manner set forth in the Notice. Distribution to shareholders of the Notice of Internet Availability of Proxy Materials (the “Notice”), is scheduled to begin on or about January 15, 2026.

We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as “beneficial owners,” “beneficial shareholders” or “street name holders”) as of the close of business (Eastern Standard Time) on January 8, 2026 forward the Notice to those beneficial shareholders. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Are proxy materials available on the Internet?

Yes.

Important Notice regarding the Availability of Proxy Materials for the Annual General Meeting to be held on March 11, 2026.

Our proxy statement for the Annual General Meeting to be held on March 11, 2026, other proxy materials, our annual report to shareholders for fiscal year 2025 and our 2025 Irish Annual Report including our 2025 Irish Statutory Financial Statements are available at http://www.te.com/TEAnnualMeeting.

Under SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 8, 2026. All shareholders will have the ability to access the proxy materials, including our Irish statutory financial statements, on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares. Our proxy materials are being made available on or about January 15, 2026.

What agenda items are scheduled to be voted on at the meeting?

The five (5) agenda items scheduled for a vote are:

●	Agenda Item No. 1: To elect thirteen (13) nominees proposed by the Board of Directors as directors to hold office until the next Annual General Meeting of shareholders;

8	2026 Annual General Meeting Proxy Statement

●	Agenda Item No. 2: To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company and Deloitte Ireland LLP as our statutory auditor under Irish law and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration;
●	Agenda Item No. 3: Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”);
●	Agenda Item No. 4: To authorize the company and/or any subsidiary of the company to make market purchases of company shares; and
●	Agenda Item No. 5: Determine the price range at which the company can re-allot treasury shares.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

TE Connectivity’s Board of Directors recommends that you vote FOR each Director and FOR each of the agenda items listed above as recommended by our Board of Directors. Our Directors and Executive Officers have indicated that they intend to vote their shares in favor of each Director and each of the agenda items. On January 8, 2026, our Directors and Executive Officers and their affiliates beneficially owned approximately 0.1% of the outstanding shares entitled to vote.

What is the difference between being a shareholder of record and a beneficial owner?

If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the “shareholder of record” of those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the “beneficial owner” or “street name holder” of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded either the Notice or the proxy materials, as applicable, and separate voting instructions, to you. As the beneficial owner, when directing the shareholder of record how to vote your shares, you should follow the voting instructions they have provided to you.

Who is entitled to vote?

Shareholders of record

All shareholders registered in our share register at the close of business (Eastern Standard Time) on January 8, 2026 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration.

Beneficial owners

Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners’ shares at the close of business (Eastern Standard Time) on January 8, 2026 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See “— How do I vote if a I am a beneficial shareholder?”

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register.

How do I vote if I am a shareholder of record?

If you are a registered shareholder, you can vote in the following ways:

By Internet: You can vote over the Internet at https://www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials previously sent to you or on the proxy card. By casting votes electronically, you will authorize the appointed proxy to vote your shares on your behalf.

By Mail: You can vote by marking, dating and signing the proxy card (which will be sent to you at your request in accordance with instructions provided in the Notice) and returning it by mail for receipt by no later

2026 Annual General Meeting Proxy Statement	9

than indicated below. By marking, dating, signing and mailing the proxy card as instructed, you authorize the appointed proxy to vote your shares on your behalf.

In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must vote electronically by 5:00 p.m., GMT on March 10, 2026, or submit your proxy card by mail so that it is received by 5:00 p.m., GMT on March 10, 2026.

If you have voted electronically or timely submitted a properly executed proxy card, your shares will be voted by the proxy as you have instructed. If any other matters are properly presented at the meeting (or any adjournment thereof), the proxy will either (i) vote the shares represented by your completed proxy in accordance with the specific instructions given by you, (ii) if selected by you in granting your proxy (as a general instruction), in accordance with the recommendation of the Company’s Board of Directors at the meeting, or (iii) if no instructions are given, abstain from voting your shares.

How do I vote if I am a beneficial shareholder?

General: If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied to you by your bank or broker with these proxy materials.

Can I vote by Internet?

Yes. If you are a shareholder of record, see the Internet voting instructions provided on the Notice or proxy card. If you are a beneficial owner, see the voting instruction card provided by your bank, broker or other nominee.

Can I vote by telephone?

If you are a shareholder of record, you cannot vote by telephone. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone voting instructions.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to “routine” matters but not “non-routine” matters pursuant to New York Stock Exchange (“NYSE”) rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Non-Routine Proposals: Agenda Item No. 1 (Election of Directors) and Agenda Item No. 3 (Advisory Vote to Approve Named Executive Officer Compensation).

What will happen if I don’t vote my shares?

If you are a shareholder of record and you do not vote electronically or sign and return a proxy card with votes indicated, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return a signed proxy card but make no specific direction as to how your shares are to be voted, the proxy will vote your shares in accordance with the general instruction “FOR” each of the director nominees and “FOR” each of the other agenda items (including each subpart thereof) and in accordance with the recommendation of the Board of Directors.

If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements, your bank or broker may vote your shares in its discretion on all Routine agenda items but not Non-Routine Proposals. We believe that Agenda Item No. 1 (Election of Directors) and Agenda Item No. 3 (Advisory Vote to Approve Named Executive Officer Compensation) are non-routine proposals and no votes will be cast on your behalf on Agenda Items No. 1 and No. 3.

How many shares can vote at the Annual General Meeting?

Our ordinary shares are our only class of voting stock. As of January 8, 2026, there were 293,535,486 ordinary shares issued and outstanding and entitled to vote. Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting.

10	2026 Annual General Meeting Proxy Statement

What quorum is required for the Annual General Meeting?

The presence, in person or by proxy, of two or more holders representing at least the majority of the ordinary shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

How do I attend the Annual General Meeting?

For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver’s license or a passport. Shareholders of record with voting rights should bring the Notice they have received to the check-in area, where their ownership will be verified. Those who have beneficial ownership of ordinary shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area a valid proxy from their banks, brokers or nominees showing that they own TE Connectivity ordinary shares as of the close of business (Eastern Standard Time) on January 8, 2026.

Registration at the meeting will begin at 1:00 p.m., GMT and close at 1:45 p.m., GMT, and the meeting will begin at 2:00 p.m., GMT. See “— How do I vote if I am a shareholder of record?” and “—How do I vote if I am a beneficial shareholder?” for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

The following agenda items require the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy. A majority means at least half plus one additional vote of the votes which are cast at a general meeting of shareholders.

●	Agenda Item No. 1: Election of thirteen (13) director nominees proposed by the Board of Directors;
●	Agenda Item No. 2: To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company and Deloitte Ireland LLP as our statutory auditor under Irish law and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration;
●	Agenda Item No. 3: Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”); and
●	Agenda Item No. 4: To authorize the company and/or any subsidiary of the company to make market purchases of company shares.

The following agenda item requires the affirmative vote of 75% of the votes cast at the Annual General Meeting, whether in person or by proxy:

●	Agenda Item No. 5: Determine the price range at which the company can re-allot treasury shares.

Ordinary shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and ordinary shares which are cast as abstentions on any matter, are counted towards the determination of a quorum but will not be counted as a vote cast and will be disregarded and have no effect on the proposal.

Who will count the votes and certify the results?

An independent vote tabulator will count the votes. A representative of Broadridge Financial Solutions has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies, and certify the results of the voting.

2026 Annual General Meeting Proxy Statement	11

If I vote and then want to change or revoke my vote, may I?

If you are a shareholder of record and have (i) voted via the Internet, you may change your vote and revoke your proxy by submitting subsequent voting instructions via the Internet by the deadline for Internet voting or by attending the Annual Meeting in person and submitting a new poll card during the meeting; (ii) submitted a proxy card, you may change or revoke your vote by submitting a revocation letter and new proxy card so that it is received by no later than 5:00 p.m., GMT on March 10, 2026 or attending the Annual Meeting in person and submitting a new poll card during the meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on January 8, 2026, your vote will not be counted.

Whom may I contact for assistance?

You should contact D. F. King & Co., Inc., whom we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for D. F. King is below:

D. F. King & Co., Inc.

(800) 370-1749 (US callers only)

+1 (646) 828-2560

Email: TEL@dfking.com (reference TE Connectivity in the subject line)

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of January 8, 2026 by each current director and nominee, each executive officer named in the Summary Compensation table and all of our executive officers, directors and nominees as a group. The address of our executive officers, directors and nominees is c/o TE Connectivity plc, Parkmore Business Park West, Parkmore, Ballybrit, Galway, H91VN2T, Ireland.

Number of
Shares
Beneficially
Beneficial Owner	Owned(1)
Directors, Nominees and Executive Officers:
Terrence R. Curtin(2)(3)(4)(5)	972,592
John S. Jenkins, Jr.(2)(4)	72,514
Shad Kroeger(2)(4)	188,303
Heath A. Mitts(2)(3)(4)	227,854
Aaron K. Stucki(2)(4)	91,515
Jean Pierre Clamadieu(3)	4,601
Carol A. (“John”) Davidson(3)	17,767
Lynn A. Dugle(3)	6,845
Sam Eldessouky(3)	1,206
William A. Jeffrey(3)	23,896
Syaru Shirley Lin(3)	4,155
Abhijit Y. Talwalkar(3)	6,369
Mark C. Trudeau(3)	7,123
Kenneth Washington(3)	433
Dawn C. Willoughby(3)	6,845
Laura H. Wright(3)	17,119
All directors, nominees and executive officers as a group (18 persons)(4)(5)	1,695,476

(1)	The number shown reflects the number of shares owned beneficially as of January 8, 2026 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after January 8, 2026. All current directors, nominees and executive officers as a group beneficially owned approximately 0.6% of the outstanding shares as of January 8, 2026. No current director, nominee or executive officer appearing in the above table beneficially owned 1.0% or more of the outstanding shares as of January 8, 2026.
(2)	The named person is designated in the Summary Compensation table as a named executive officer.
(3)	The named person is a director and nominee for director.
(4)	Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after January 8, 2026 as follows: Mr. Curtin—853,650; Mr. Jenkins—44,550; Mr. Kroeger—155,762; Mr. Mitts—201,000; Mr. Stucki—65,098; all executive officers as a group—1,359,220.
(5)	Includes 40,000 shares held by a family trust.

2026 Annual General Meeting Proxy Statement	13

The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares beneficially owned as of January 8, 2026.

	Number of	Percentage
Name and Address of Beneficial Owner	Shares	of Class
The Vanguard Group(1)	37,881,410	12.8%
100 Vanguard Blvd.
Malvern, PA 19355
T. Rowe Price Associates, Inc.(2)	18,729,181	6.3%
100 E. Pratt Street
Baltimore, MD 21202
BlackRock Inc.(3)	18,450,686	6.2%
50 Hudson Yards
New York, NY 10001
(1)	This information is based on a Schedule 13G/A filed with the SEC on September 29, 2025 by The Vanguard Group, which reported sole voting power, sole dispositive power, and shared dispositive power as follows: shared voting power—308,616, sole dispositive power—36,586,136, and shared dispositive power—1,295,274.
(2)	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2025 by T. Rowe Price Associates, Inc., which reported sole voting power and sole dispositive power as follows: sole voting power— 18,170,741 and sole dispositive power—18,702,846
(3)	This information is based on a Schedule 13G/A filed with the SEC on April 23, 2025 by BlackRock Inc., which reported sole voting power and sole dispositive power as follows: sole voting power—16,190,925 and sole dispositive power—18,450,686.

14	2026 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes thirteen (13) nominees for individual election as directors to hold office until the Annual General Meeting of shareholders in 2027. All thirteen (13) nominees are current directors of TE Connectivity plc. All nominees are listed below with brief biographies.

Vote Requirement to Elect Directors

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of each of the thirteen (13) nominees for director.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” the election of each of the thirteen (13) nominees for director.

2026 Annual General Meeting Proxy Statement	15

NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board of Directors

TE promotes a high performing culture through highly engaged employees who are both inclusive and open to diverse perspectives, fostering TE’s purpose of creating a safer, sustainable, productive and connected future. The Company’s Board Governance Principles require that the Board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the board and makes recommendations for director nominations to the board. When preparing to search for a new director, the Committee takes into account the experience, qualifications, skills and expertise of the board's current members. The Committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the Company's business such as international trade, finance, technology, manufacturing processes and marketing. The Committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the Company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the Company's website at www.te.com under About TE – Executive Team – Board Documents.

To assist with determining the needs of the board, the Nominating, Governance and Compliance Committee developed and maintains a Diversity and Skills Matrix to assist in the consideration of the appropriate balance of experience, skills and attributes required of a director and to be represented on the board of directors as a whole. The Diversity and Skills Matrix is based on the Company's strategic plan and is reviewed and updated by the Board on a regular basis. The Nominating, Governance and Compliance Committee evaluates candidates against the Diversity and Skills Matrix when determining whether to recommend candidates for initial election to the Board of Directors and when determining whether to recommend currently serving directors for re-election. In addition, our Board considers director tenure in connection with evaluating current directors for nomination for re-election. It is the general policy of the Board not to nominate directors who have reached the age of 72 for re-election, although the Board may determine to waive this policy in individual cases. See “Board Retirement Policy” below for additional information.

The professional experience, qualifications, skills and expertise of each nominee is set forth immediately below and in the director Diversity and Skills Matrix that follows the Board’s biographies. The Board and the Company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

The Board of Directors has concluded that the experience, qualifications, skills and expertise of each director nominee qualifies each nominee to serve as a director of the Company.

16	2026 Annual General Meeting Proxy Statement

Age 67

Director since 2023

Current Public Company Directorships

●
Airbus SE
●
Engie SA (Chair)

TE Board committee

●
Nominating Governance & Compliance
●
Joint Committee on Cybersecurity

Other Public Company Directorships within the past five years

●
AXA SA

Jean-Pierre Clamadieu – Independent

Chairman, ENGIE S.A.

Former Chief Executive Officer and Chairman of the Executive Committee,

Solvay S.A.

Professional Highlights

Mr. Clamadieu is Chairman of the Board of Directors of ENGIE S.A., a French multinational utility company mainly active in the power and gas sectors. He was first appointed in May 2018 and has been reelected in April 2022 for 4 years. From 2011 to 2019 Mr. Clamadieu served as Chief Executive Officer and Chairman of the Executive Committee of Solvay S.A., a Belgian multinational chemical company. In 1993, he joined the Rhône-Poulenc group where he held several management positions. Following the creation of Rhodia SA as a spin-off of the chemicals and polymers activities of Rhône-Poulenc Mr. Clamadieu held a variety of leadership roles in this organization, including Chairman and Chief Executive Officer from 2008 to 2011. In September 2011 Rhodia was acquired by the Solvay Group. Between 1981 - 1993, he held various positions in the French Public Service. Mr. Clamadieu graduated from École Nationale Supérieure des Mines de Paris with an engineering degree. He is Chief Engineer of the Corps of Mines.

Nominee Qualifications

Mr. Clamadieu brings a range of valuable expertise to the Board. He has held multiple global leadership positions, including as a two-time CEO of global chemicals companies, and has proven himself as an effective leader both in times of financial crisis and in growth. He has held numerous Independent Director and Chairman roles with international companies in industry relevant to TE Connectivity. Mr. Clamadieu has strong global experience. Prior to becoming CEO of Rhodia, he held numerous multijurisdictional and global leadership positions. He has served on (or currently serves on) the Board of Directors of global businesses of scale across the aerospace, financial services, utilities, chemicals and industrial sectors. Mr. Clamadieu’s international business experience and perspective make him a valuable asset for providing essential business guidance to the Board and the Company.

2026 Annual General Meeting Proxy Statement	17

Age 57

Executive Director since 2016

Chief Executive Officer since 2017

Current Public Company Directorships

●
Qnity Electronics, Inc. (October 2025 spin off from Dupont de Nemours)

TE Board committee

●
None

Other Public Company Directorships within the past five years

●
DuPont de Nemours Inc.

Terrence R. Curtin – Executive Director

Chief Executive Officer, TE Connectivity plc

Professional Highlights

Mr. Curtin has served as the Chief Executive Officer of TE Connectivity since March 2017. Previously Mr. Curtin served as President of TE Connectivity from March 2015 and immediately prior to that served as Executive Vice President and President, Industrial Solutions since August 2012. Previously he served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. Mr. Curtin served on the TE Connectivity Board prior to our separation from Tyco International and was Vice President and Corporate Controller at Tyco Electronics since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP. Mr. Curtin has a Bachelor’s degree in Accounting from Albright College.

Nominee Qualifications

Mr. Curtin has extensive knowledge of our Company and executive leadership experience having served as an employee of ours since 2001 and in executive leadership positions at TE Connectivity since 2006 including having served as our Chief Executive Officer since March 2017. In his prior role as President, Mr. Curtin was responsible for all of TE’s connectivity and sensor businesses and mergers and acquisitions activities. In his prior role as President, Industrial Solutions, Mr. Curtin was responsible for the operations and strategic direction of TE’s Industrial, Energy, and Aerospace, Defense, Oil and Gas businesses. As TE’s Executive Vice President and Chief Financial Officer, Mr. Curtin was responsible for developing and implementing the financial strategy for TE and for creating the financial infrastructure necessary to drive the Company’s financial direction, vision and compliance initiatives. Mr. Curtin is also a Certified Public Accountant.

18	2026 Annual General Meeting Proxy Statement

Age 70

Director since 2016

Current Public Company Directorships

●
FMC Corporation

TE Chairman of the Board of Directors (since March 2024)

TE Board committee

●
Audit (Financial Expert)
●
Joint Committee on Cybersecurity

Other Public Company Directorships within the past five years

●
Allergan plc
●
International Flavors & Fragrances Inc.
●
Legg Mason, Inc

Carol A. (“John”) Davidson – Independent

Former Senior Vice President, Controller and Chief Accounting Officer, Tyco International Ltd.

Professional Highlights

Mr. Davidson served as the Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd., a provider of diversified industrial products and services, from January 2004 to September 2012. Between 1997 and 2004, Mr. Davidson held a variety of leadership roles at Dell Inc., a computer and technology services company, including the positions of Vice President, Audit, Risk and Compliance, and Vice President, Corporate Controller. From 1981 to 1997, Mr. Davidson held a variety of accounting and financial leadership roles at Eastman Kodak Company, a provider of imaging technology products and services. He holds a Bachelor of Science in Accounting from St. John Fisher University and an MBA from the University of Rochester.

Nominee Qualifications

Mr. Davidson is a Certified Public Accountant with extensive leadership experience across multiple industries and brings a strong track record of building and leading global teams and implementing governance and controls processes. From January 2013 to August 2018, he served on the Board of Governors of the Financial Industry Regulatory Authority (FINRA), an independent regulator of securities firms. In addition, until December 2015, he was a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States. Mr. Davidson’s significant experience with complex accounting and financial issues combined with his knowledge of public reporting requirements and processes bring accounting and financial management insight to the Board. Mr. Davidson brings over ten years of public company directorship experience to the Board.

2026 Annual General Meeting Proxy Statement	19

● ● ● Financial Expert)

Age 66

Director since 2020

Current Public Company Directorships

●
EOG Resources, Inc.
●
KBR, Inc.
●
Micron Technology Inc.

TE Board committee

●
Audit (Financial Expert)
●
Joint Committee on Cybersecurity (Co-Chair)

Other Public Company Directorships within the past five years

●
State Street Corporation

Lynn A. Dugle – Independent

Former Chief Executive Officer, President and Chairman of the Board, Engility Holdings, Inc.

Professional Highlights

Ms. Dugle joined Engility in 2016 and formerly served as Engility’s (NYSE: EGL) chief executive officer, president and chairman of the board of directors before leading the sale of the company to SAIC (NYSE: SAIC) in 2019. Prior to joining Engility, Ms. Dugle spent more than a decade in senior management positions at Raytheon and retired from the company in March 2015 as a Raytheon Company vice president and President of Raytheon Intelligence, Information and Services (IIS) which housed Raytheon’s Cyber and Special Operations division. Prior to her President’s role, Ms. Dugle was vice president of engineering, technology and quality for the former Raytheon Network Centric Systems (NCS). Before joining Raytheon in April 2004, Ms. Dugle held a number of officer-level positions culminating in a general management role with ADC Telecommunications. Ms. Dugle earned a bachelor’s of science in technical management and a bachelor’s of arts in Spanish from Purdue University. She received a master’s of business administration from The University of Texas at Dallas.

Nominee Qualifications

Ms. Dugle has more than 30 years of executive leadership experience in defense, intelligence and high-tech industries. As the former Chief Executive Officer and Chairman of Engility Holdings, Ms. Dugle brings to the Board valuable experience in leading the development of large businesses with a focus on information, technology and security matters. Prior to her role at Engility, Ms. Dugle was responsible for advanced cyber solutions, cyber security services and information-based solutions at Raytheon. Ms. Dugle also has leadership experience with respect to strategy and global operations, including with respect to engineering, technology and quality functions.

20	2026 Annual General Meeting Proxy Statement

Age 53

Director since 2024

Current Public Company Directorships

●
None

TE Board committee

●
Audit (Financial Expert)
●
Joint Committee on Cybersecurity

Other Public Company Directorships within the past five years

●
None

Sam Eldessouky – Independent

Executive Vice President and Chief Financial Officer, Bausch + Lomb Corporation

Professional Highlights

Sam Eldessouky has served since January 2022 as the Executive Vice President and Chief Financial Oﬃcer for Bausch + Lomb Corp. Prior to that, Mr. Eldessouky joined Bausch Health Companies Inc. in 2016 and served as Senior Vice President, Controller and Chief Accounting Oﬃcer until he was appointed Chief Financial Oﬃcer in June 2021. Previously, he served as senior vice president, controller and chief accounting oﬃcer for Tyco International plc from 2012 to 2016. During his tenure at Tyco, Mr. Eldessouky led the eﬀorts to redesign the controller’s organization and the implementation of Enterprise Performance Management framework, and he played a signiﬁcant role in the wholesale turnaround of Tyco’s business. He also played a key role in executing the spinoﬀs of Covidien and Tyco Electronics (now TE Connectivity) in 2007 and ADT NA and Flow Control in 2012. Prior to that, Mr. Eldessouky spent ten years at PwC, where he held several roles of increasing responsibility and served in PwC’s National Oﬃce providing technical accounting guidance on complex accounting matters. Mr. Eldessouky has a Bachelor of Science in Accountancy from Ain Shams University and a Master’s degree in Accounting and Finance from the University of Liverpool.

Nominee Qualifications

Mr. Eldessouky is a Certified Public Accountant and Chartered Global Management Accountant. As a current Chief Financial Officer, Mr. Eldessouky brings significant experience with complex accounting and financial issues, including implementing governance and controls processes, and public company leadership experience to the Board. Additionally, he served as a member of the Board of Trustees of Financial Executives Research Foundation and Financial Executives International. He also served as a member of the Global Preparers Forum, an external advisory body to the International Accounting Standards Board, from 2007 to 2013. Mr. Eldessouky meets the SEC’s definition of an audit committee financial expert.

2026 Annual General Meeting Proxy Statement	21

● ●Compliance ●

Age 66

Director since 2012

Current Public Company Directorships

●
None

TE Board committee

●
Nominating Governance & Compliance (Chair)
●
Joint Committee on Cybersecurity (Co-Chair)

Other Public Company Directorships within the past five years

●
None

William A. Jeffrey – Independent

Retired Chief Executive Officer, SRI International

Professional Highlights

The Honorable Dr. William A. Jeffrey served as Chief Executive Officer of SRI International, a research and development organization serving government and industry, from September 2014 to December 2021. From September 2008 through August 2014, Dr. Jeffrey was Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served in the White House as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988.

Nominee Qualifications

Dr. Jeffrey brings exceptional technical and scientific expertise and leadership experience to the Board as a former CEO of a private technology research organization with broad technical experience relevant to TE’s major markets as well as in innovation strategies, particularly as related to research and development. He has almost 20 years of government executive experience and experience in U.S. public policy.

22	2026 Annual General Meeting Proxy Statement

Age 57

Director since 2022

Current Public Company Directorships

●
Langham Hospitality Investments
●
Mediatek, Inc.

TE Board committee

●
Nominating Governance & Compliance
●
Joint Committee on Cybersecurity

Other Public Company Directorships within the past five years

●
None

Syaru Shirley Lin – Independent

Senior Fellow, Miller Center of Public Policy at the University of Virginia

Adjunct Professor, Chinese University of Hong Kong

Chair, Center for Asia-Pacific Resilience and Innovation

Professional Highlights

Professor Lin is a Senior Fellow at the Miller Center of Public Policy at the University of Virigina. She previously served as a Research Professor beginning in 2022 and as the Compton Visiting Professor of World Politics since 2019. She is also an Adjunct Professor at The Chinese University of Hong Kong and serves as Chair of the Center for Asia-Pacific Resilience and Innovation (CAPRI). Previously, she was with The Goldman Sachs Group, Inc., where she held a series of senior roles in investment banking and principal investments. She was Managing Director and Partner in the Principal Investment Area (1999-2003), Vice President in the same group (1997-1999), and Associate in Corporate Finance, Investment Banking (1994-1997), based in Hong Kong. Professor Lin holds a doctorate (2010) and a master’s degree (2005) from the department of Politics and Public Administration at the University of Hong Kong. She earned an A.B. In East Asian Studies from Harvard College in 1990.

Nominee Qualifications

Professor Lin brings a unique combination of academic, policy, and private-sector expertise to the Board. She has extensive teaching and research experience in international relations and international and comparative political economy across the United States and Asia, complemented by decades of senior-level experience in private equity and global investment banking. She offers deep knowledge of international affairs, with a particular focus on the Asia-Pacific region, including China. Her senior leadership roles at Goldman Sachs provided extensive board-level exposure, including service with private and publicly listed companies across the United States, China, Japan, Taiwan, and Hong Kong. Professor Lin has managed global teams of more than 30 investment professionals across major Asian financial centers, including Hong Kong, Seoul, Delhi, Tokyo, Taipei and Singapore. Her experience spans strategy, global operations, governance, research, and thought leadership, making her a valuable contributor as an executive, board director, scholar, and public policy expert.

2026 Annual General Meeting Proxy Statement	23

Age 54 Director since 2021 Current Public Company Directorships ● Veralto Corporation TE Board committee ● None Other Public Company Directorships within the past five years ● Columbus McKinnon Corporation

Heath A. Mitts – Executive Director

Executive Vice President and Chief Financial Officer, TE Connectivity plc

Professional Highlights

Mr. Mitts has been Executive Vice President and Chief Financial Officer at TE Connectivity since September 2016. Previously he was Senior Vice President and Chief Financial Officer at IDEX Corporation, a globally diversified company specializing in fluid, metering, health and science technologies, as well as fire, safety and other products, from March 2011 until September 2016. Mr. Mitts joined IDEX as Vice President, Corporate Finance in September 2005. Mr. Mitts holds an MBA in finance from Pennsylvania State University and a Bachelor’s degree in finance and political science from Southern Methodist University.

Nominee Qualifications

Mr. Mitts has extensive knowledge of our Company and executive leadership experience having served as our Chief Financial Officer since 2016. In addition, Mr. Mitts’ other qualifications to serve on our Board include his senior leadership and governance experience, his extensive finance and accounting background and his international business experience.

24	2026 Annual General Meeting Proxy Statement

Age 61

Director since 2017

Current Public Company Directorships

●
Advanced Micro Devices, Inc.
●
iRhythm Technologies, Inc. (Chair)
●
Lam Research Corporation (Chair)

TE Board committee

●
Management Development & Compensation (Chair)

Other Public Company Directorships within the past five years

●
None

Abhijit Y. Talwalkar – Independent

Former President and Chief Executive Officer, LSI Corporation

Professional Highlights

Mr. Talwalkar is the former President and Chief Executive Officer of LSI Corporation, a leading provider of silicon, systems and software technologies for the storage and networking markets, a position he held from May 2005 until the completion of LSI’s merger with Avago Technologies in May 2014. From 1993 to 2005, Mr. Talwalkar was employed by Intel Corporation, the largest semiconductor manufacturer in the industry. At Intel, he held a number of senior management positions, including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s business client, server, storage and communications businesses, and as Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for enterprise computing. Prior to joining Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems, a multiprocessing computer systems design and manufacturer that later became a part of IBM; Bipolar Integrated Technology, Inc., a VLSI bipolar semiconductor company; and Lattice Semiconductor Inc., a service driven developer of programmable design solutions widely used in electronic systems. Mr. Talwalkar has a Bachelor of Science degree in electrical engineering from Oregon State University.

Nominee Qualifications

Mr. Talwalkar brings experience as a public company executive officer and director, along with a proven record of executive leadership including nine years as a chief executive officer. Mr. Talwalkar served as a member of the board of directors of the U.S. Semiconductor Industry Association, a semiconductor industry trade association from May 2005 to May 2014. He was additionally a member of the U.S. delegation for World Semiconductor Council proceedings. His experience in marketing, mergers and acquisitions and other business and operations experience brings relevant insight to the Board.

2026 Annual General Meeting Proxy Statement	25

Age 64

Director since 2016

Current Public Company Directorships

●
None

TE Board committee

●
Management Development & Compensation

Other Public Company Directorships within the past five years

●
Mallinckrodt plc

Mark C. Trudeau – Independent

Former President, Chief Executive Officer, Mallinckrodt plc

Professional Highlights

Mr. Trudeau served from June 2013 until June 2022 as the President, Chief Executive Officer and a director of Mallinckrodt plc, a global business that develops, manufactures, markets and distributes specialty pharmaceuticals and therapies, which filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in October 2020. Prior to that, Mr. Trudeau served as Senior Vice President and President of the Pharmaceuticals business of Covidien plc beginning in February 2012. He joined Covidien from Bayer HealthCare Pharmaceuticals LLC USA, the U.S. healthcare business of Bayer AG, where he served as Chief Executive Officer. He simultaneously served as President of Bayer HealthCare Pharmaceuticals, the U.S. organization of Bayer’s global pharmaceuticals business. In addition, he served as Interim President of the global specialty medicine business unit from January to August 2010. Prior to joining Bayer in 2009, Mr. Trudeau headed the immuno science Division at Bristol Myers Squibb. During his 10 plus years at Bristol Myers Squibb, he served in multiple senior roles, including President of the Asia/Pacific region, President and General Manager of Canada and General Manager/Managing Director in the United Kingdom. Mr. Trudeau also served in a variety of executive positions at Abbott Laboratories from 1988 to 1998. Mr. Trudeau serves as a Director of Demeter and as a member of the Advisory Board of Scaled Insights and as Chairman of the External Advisory Board for the Biointerfaces Institute at the University of Michigan. Mr. Trudeau holds a Bachelor’s degree in Chemical Engineering and an MBA, both from the University of Michigan.

Nominee Qualifications

Mr. Trudeau brings experience as a public company executive officer and director, along with a proven record of executive leadership and strong global business expertise including in the areas of strategy, operations and management, as well as other areas of business. Mr. Trudeau has over three decades of leadership positions at global companies which makes him well suited to provide valuable insight to our board and meets the SEC definition of an audit committee financial expert.

26	2026 Annual General Meeting Proxy Statement

Age 65

Director since 2025

Current Public Company Directorships

●
Gentherm Inc.

TE Board committee

●
Management Development & Compensation

Other Public Company Directorships within the past five years

●
McKesson Corporation

Kenneth Washington – Independent

Former Senior Vice President, Chief Technology & Innovation Officer, Medtronic plc

Professional Highlights

Dr. Washington served as Senior Vice President, Chief Technology & Innovation Officer of Medtronic plc from 2023 until November 2025. Prior to that, Dr. Washington served as Vice President of Software Engineering, Consumer Robotics, Amazon Lab126 from 2021 until 2023. Previously he served as the Chief Technology Officer, Ford Motor Company from 2017 to 2021 and he held various technical roles at Ford from 2014 to 2017. From 2007 to 2014, Dr. Washington worked for Lockheed Martin Corporation serving as Vice President, Advanced Technology Center, and First Chief Privacy Officer. Dr. Washington also held various roles at Sandia National Laboratories for 21 years, including serving as Chief Information Officer. Dr. Washington earned his Bachelor’s, Master’s and Doctorate degrees in Nuclear Engineering from Texas A&M University.

Nominee Qualifications

Dr. Washington has substantial experience and expertise in leading technology development for global companies across industries, which enables him to provide oversight of critical opportunities and risks for our development and growth strategies. He also has significant knowledge of key Board risk oversight areas, including cybersecurity, compliance and general risk management. In addition, his work at Ford provided him with extensive knowledge of the automotive industry, a substantial end market for TE. Further, his experience as a member of various boards of directors of public and private companies positions Dr. Washington to provide valuable insights to the Board.

2026 Annual General Meeting Proxy Statement	27

Age 56

Director since 2020

Current Public Company Directorships

●
J. M. Smucker Company
●
International Flavors & Fragrances Inc.

TE Board committee

●
Management Development & Compensation

Other Public Company Directorships within the past five years

●
None

Dawn C. Willoughby – Independent

Former Executive Vice President and Chief Operating Officer of The Clorox Company

Professional Highlights

Ms. Willoughby was the Executive Vice President and Chief Operating Officer of The Clorox Company, a manufacturer and marketer of consumer and professional products, from September 2014 through January 2019. She also served as the company’s Senior Vice President and General Manager, Clorox Cleaning Division; Vice President and General Manager, Home Care Products; and Vice President and General Manager, Glad Products, along with several other positions since she began there in 2001. Prior to her career at The Clorox Company, Ms. Willoughby spent nine years with The Procter & Gamble Company, where she held several positions in sales management. Ms. Willoughby obtained a Bachelor of Arts in sports management from the University of Minnesota and an MBA from the University of California, Los Angeles Anderson School of Business.

Nominee Qualifications

Ms. Willoughby is well qualified to serve on our Board of Directors due to her prior business experience and experience serving as a public company director. Ms. Willoughby brings an extensive background leading business operations through her former roles with The Clorox Company and The Procter & Gamble Company. She also brings strong insights regarding sustainability through her former role with The Clorox Company. In addition, Ms. Willoughby’s background enables her to provide valuable insights to the Board, particularly in management, strategy, sales, marketing, and sustainability.

28	2026 Annual General Meeting Proxy Statement

Age 65

Director since 2014

Current Public Company Directorships

●
CMS Energy Corporation and its subsidiary Consumers Energy Company
●
Joby Aviation, Inc.

TE Board committee

●
Audit (Chair)(Financial Expert)
●
Joint Committee on Cybersecurity

Other Public Company Directorships within the past five years

●
Spirit AeroSystems Holdings, Inc.

Laura H. Wright – Independent

Former Chief Financial Officer of Southwest Airlines

Professional Highlights

Ms. Wright retired in 2012 as Chief Financial Officer of Southwest Airlines, a provider of air transportation in the United States. During her 25 year career at Southwest, she served in a variety of financial roles including Chief Financial Officer, Senior Vice President Finance, Treasurer and Assistant Treasurer. She began her career at Arthur Young & Co. in 1982 as a member of their tax staff, following which she became a Tax Manager from 1986 through 1988. Ms. Wright holds Bachelor and Master of Science degrees in accounting from the University of North Texas and is a Certified Public Accountant.

Nominee Qualifications

Ms. Wright brings extensive large public company leadership experience, including nine years as Chief Financial Officer and six years as Treasurer. As a former Chief Financial Officer and Treasurer, she brings finance experience, including corporate financial reporting, risk management, capital markets, investor relations, tax, strategy, and mergers and acquisitions to the Board. She also brings ten years of public company directorship experience to the Board and meets the SEC definition of an audit committee financial expert.

2026 Annual General Meeting Proxy Statement	29

Director Diversity and Skills Matrix

TE CONNECTIVITY PLC
						BACKGROUND & EXPERTISE
DIRECTOR	AGE	YEAR JOINED BOARD	INDEPENDENT	GENDER	DIVERSE	PUBLIC COMPANY CEO	EXECUTIVE LEADERSHIP	TECHNOLOGY EVOLUTION & MARKET TRENDS	FINANCE & ACCOUNTING	GLOBAL PUBLIC POLICY	GLOBAL BUSINESS MANAGEMENT	OPERATIONS*	CYBERSECURITY & IT	MERGERS & ACQUISITIONS
Clamadieu, Jean- Pierre	67	2023	YES	M	•	•	•			•	•	•		•
Curtin, Terrence R.	57	2016	NO	M		•	•		•		•	•		•
Davidson, Carol A. "John"	70	2016	YES	M	•		•		•				•	•
Dugle, Lynn A.	66	2020	YES	F	•	•	•	•			•		•	•
Eldessouky, Sam	53	2024	YES	M	•		•		•		•			•
Jeffrey, William A.	66	2012	YES	M	•		•	•		•			•
Syaru Shirley Lin	57	2022	YES	F	•		•	•	•	•				•
Mitts, Heath A.	54	2021	NO	M			•		•		•			•
Talwalkar, Abhijit Y.	61	2017	YES	M	•	•	•	•			•		•	•
Trudeau, Mark C.	64	2016	YES	M		•	•			•	•			•
Washington, Kenneth	65	2025	YES	M	•		•	•			•		•
Willoughby, Dawn C.	56	2020	YES	F	•		•				•	•		•
Wright, Laura H.	65	2014	YES	F	•		•		•					•
					10	5	13	5	6	4	9	3	5	11
Ages	50s (5) 60s (7) 70s (1)		YES (11) NO (2)	M (9) F (4)
Average Age	61.6
Average Tenure		7.00

* Emphasis on supply chain, safety and business continuity

30	2026 Annual General Meeting Proxy Statement

Director Skill Set Considerations; Use of Matrix

In recruiting and selecting Board candidates, the Nominating, Governance and Compliance Committee takes into account the size of the Board and considers a skills matrix. This skills matrix helps the Committee determine whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills and/or other attributes qualify him or her for service on a particular committee. The Committee also considers a wide range of additional factors, including other positions the Director or candidate holds, including other boards of directors on which he or she serves; the results of the Board and Committee assessments; each Director’s and candidate’s projected retirement date; the independence of each Director and candidate; and the Company’s current and future business needs.

Commitment to Inclusion

The Company is committed to a strategy of inclusiveness and to pursuing diversity in terms of viewpoints, backgrounds, and experiences, as well as diversity regarding gender, race, ethnicity, sexual orientation, national origin and underrepresented groups. The Company believes that it benefits from having directors with these traits. Of the thirteen directors nominated to serve on the Board at the Annual General Meeting, four identify as women, two identify as African American, one identifies as LGBTQ+ and four identify as ethnically or geographically diverse or born outside the United States. The Board Governance Principles and the NGCC charter require candidates for the Board, among other things, to have the highest standards of individual and corporate integrity and trust and individual backgrounds that provide a portfolio of diverse experience, backgrounds and knowledge commensurate with the Company’s needs.

The Board is committed to using the refreshment process to strengthen inclusion on the Board. To accomplish this, the Nominating, Governance and Compliance Committee requires in all cases that director search firms engaged by the Company include a selection of women and ethnically diverse candidates in prospective director candidate pools. In addition, the Nominating, Governance and Compliance Committee is committed to interviewing women and ethnically diverse candidates for future vacancies on the Board.

Board Self-Assessment

A self-assessment of the Board and its Committees is conducted annually.

Annual Self-Assessment

●	The NGCC oversees an annual self-assessment of the Board and each Committee’s performance
●	The self-assessment seeks to identify specific areas, if any, in need of improvement or strengthening, including with respect to the diversity of our Board in terms of viewpoints, backgrounds and experiences
●	The self-assessment is conducted with each individual director by the General Counsel and a member of the NGCC

Self-Assessment Questions

●	After the September NGCC meeting, the General Counsel sends a list of questions to the Board members on the subject of the functioning of the Board and Committees to be discussed during one-on-one interviews

One-on-One Discussions

●	The General Counsel meets individually with each director prior to the December meeting to discuss the self-assessment questions previously provided to Board members, including effectiveness of Board and its Committees, opportunities for improvement, current functioning of the Board and its Committees and any other topics of current interest
●	The Chairman of the Board also meets individually with each director prior to the December meeting to discuss board culture, effectiveness, individual director performance and discharge of governance principles
●	The General Counsel and Chairman of the Board shares comments and feedback with the Board and NGCC at the December meeting

2026 Annual General Meeting Proxy Statement	31

Feedback Incorporated

●	As a result of this process:
o	The Board and its Committees identify potential areas for improvement, as well as existing practices which have contributed to high effectiveness
o	Items requiring follow-up are monitored on a going-forward basis by the full Board, Committees and/or Committee chairs, as applicable
o	The NGCC considers the skills, diversity and contributions of each director as part of its annual nomination process to ensure our directors continue to possess the necessary skills and experience to effectively oversee the Company

Shareholder Recommendations

The NGCC will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity plc, Parkmore Business Park West, Parkmore, Ballybrit, Galway, H91VN2T, Ireland. In addition to considering candidates suggested by shareholders, the Committee considers candidates recommended by current directors, Company officers, employees and others. The Committee screens all candidates in the same manner regardless of the source of the recommendation. The Committee's review is typically based on any written materials provided with respect to the candidate. The Committee determines whether the candidate meets the Company's general qualifications and specific qualities and skills for directors (see "Qualifications of Nominees Recommended by the Board of Directors" above) and whether requesting additional information or an interview is appropriate.

32	2026 Annual General Meeting Proxy Statement

CORPORATE GOVERNANCE

Governance Principles

The Company’s Board Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the Company’s website at www.te.com under “About TE – Executive Team – Board Documents”. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board Governance Principles, committee charters and policies.

Board Leadership Structure

the Management Development and Compensation Committee, and the Joint Committee on Cybersecurity are recommended by the NGCC for appointment by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation, and Nominating, Governance and Compliance Committee, each of which are comprised entirely of independent directors. The Board also maintains the Joint Committee on Cybersecurity, which is comprised entirely of independent directors.

Assignment to, and the chair of, the Audit Committee, the Management Development and Compensation Committee, and the Joint Committee on Cybersecurity are recommended by the NGCC for appointment by the Board. The independent directors as a group elect the members and the chair of the NGCC.

The NGCC reviews the Board’s organization annually and recommends appropriate changes to the Board. The Board determines the appropriate leadership structure for the Company. Annually, the NGCC coordinates an evaluation and assessment of the Board’s performance and leadership.

Mr. Davidson has served as Chairman of the Board of Directors since March 2024. The Board determined that Mr. Davidson’s deep knowledge of the Company’s operations, strategy and risk management practices and appreciation of the principal challenges and opportunities facing the Company, as well as his tenure on the Board, position him well to serve as Chairman.

The Board is comprised of a substantial majority of independent directors and all directors are annually elected by a majority of share votes cast at the Annual General Meeting of shareholders.

Board Oversight of Risk Management

The Board of Directors is responsible for appraising the Company’s major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the Company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the Company’s particular exposures to risk.

The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm:

●	the Company’s major financial and accounting risk exposures and related policies and practices to assess and control such exposures,
●	overseeing risks related to privacy, and
●	assist the Board in fulfilling its oversight responsibilities regarding the Company’s policies and guidelines with respect to risk assessment and risk management.

2026 Annual General Meeting Proxy Statement	33

The Management Development and Compensation Committee reviews the Company’s risks related to:

●	chief executive officer succession plans for senior executives,
●	overall compensation structure,
●	incentive compensation plans and equity-based plans,
●	policies and programs, severance programs, change-of-control agreements and benefit programs,
●	human capital management, and
●	meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee’s jurisdiction.

The Nominating, Governance and Compliance Committee reviews the Company’s policies and risks related to:

●	related person transactions required to be disclosed pursuant to U.S. securities rules,
●	identifying and recommending individuals qualified to become Board members, consistent with criteria approved by the Board,
●	developing and recommending to the Board a set of corporate governance principles applicable to the Company,
●	overseeing the evaluation of the Board,
●	the effectiveness of the Company’s environmental, health and safety management program,
●	the Company’s enterprise-wide risk assessment processes, and
●	the Company’s compliance programs.

The Joint Committee on Cybersecurity assists the Board with its oversight of the Company’s cybersecurity program and risks:

●	review the Company’s information technology and security risk exposures and related policies and practices to assess and control such exposures, assist the Board in fulfilling its oversight responsibilities regarding the Company’s information technology and security policies and processes with respect to risk assessment and risk management,
●	review the Company’s adoption and implementation of systems, controls and procedures designed to prevent, detect and respond to cybersecurity attacks or security breaches involving the Company,
●	review updates regarding the Company’s cybersecurity threat landscape, and
●	review the plans and methodology for the periodic assessment of the Company’s cybersecurity program.

The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

34	2026 Annual General Meeting Proxy Statement

Director Independence

The Board has determined that eleven of the thirteen director nominees are independent. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards’ independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), aside from his or her directorship, that could affect his or her judgment.

The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the Company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Jean-Pierre Clamadieu, Carol A. (“John”) Davidson, Lynn A. Dugle, Sam Eldessouky, William A. Jeffrey, Syaru Shirley Lin, Abhijit Y. Talwalkar, Mark C. Trudeau, Kenneth Washington, Dawn C. Willoughby and Laura H. Wright.

Board Retirement Policy

The Board of Directors has established a retirement age policy of 72 years for directors, as reflected in our Board Governance Principles. The Board of Directors believes that it is important to monitor its skills and needs in the context of the Company’s long-term strategic goals, and, therefore, may elect to waive the policy in individual cases as it deems appropriate. The Board of Directors believes it is important to balance refreshment with the need to retain directors who have developed, over time, significant insight into the Company and its operations and who continue to make valuable contributions to the Company that benefit our shareholders.

Director Time Commitments

Our Board Governance Principles set forth certain requirements with regards to the directors’ time commitment levels, with consideration given to public company leadership roles and outside commitments. The Nominating, Governance and Compliance Committee will conduct an annual review of director time commitment levels and determine if all directors are compliant with the limitations set forth in our Board Governance Principles.

2026 Annual General Meeting Proxy Statement	35

Corporate Responsibility

At TE Connectivity, our purpose is to create a safer, sustainable, productive and connected future. Our values of integrity, accountability, inclusion, teamwork, and innovation govern us and guide our actions.

Each year, TE releases a corporate responsibility report. To learn more about our One Connected World corporate responsibility strategy, our 2030 ambitions and our progress, visit www.te.com/sustainability.

Our annual reporting includes a Global Reporting Initiative index, a Taskforce on Climate-related Financial Disclosures (TCFD) report index, and a Sustainability Accounting Standards Board (SASB) index. TE also reports to the Carbon Disclosure Project (CDP) and the S&P Global Corporate Sustainability Assessment. TE has also released a standalone report on our alignment with the UN Sustainable Development Goals. TE has also been a member of the United Nations Global Compact since 2011.

Our corporate responsibility efforts are managed by our Vice President, Global Government Affairs and Corporate Responsibility, and overseen by our General Counsel, our operating committee and the Nominating, Governance and Compliance Committee of the TE Connectivity Board of Directors. We also have a cross-functional committee comprised of TE employees which governs our One Connected World corporate responsibility strategy.

Environment

Our sustainability initiatives began several years ago and have continued to evolve. From fiscal 2020 to 2025, we achieved more than a 25% reduction in energy use intensity, more than a 25% reduction in total water withdrawal, and more than a 80% reduction in absolute GHG emissions for Scopes 1 and 2. We have challenged ourselves to find new ways to continue to drive sustainability improvements. We have also committed to near-term, company-wide GHG emissions reductions in line with climate science and Science Based Targets initiative (“SBTi”) objectives. These reduction goals were validated by SBTi and we are currently listed on their “Companies Taking Action” target dashboard which shows companies and financial institutions that have set science-based targets, or have committed to developing such targets. We have also established a number of mid-term goals and long-term ambitions. We recognize the risk climate change poses and we are increasing our focus on GHG emissions with the aim to achieve greater reductions. We are also conscious of the environmental footprint of our products and remain diligent about REACH, RoHS and other international product compliance standards.

Social

We value our place in the global community and respect applicable civil rights, human rights and labor laws in the locations where we operate. We outline our commitment to human rights in our global human rights policy. We request that our suppliers do the same through certification to our Supplier Code of Conduct. We also audit certain high-risk suppliers in our supply chain to evaluate compliance with child and forced labor laws and regulations. We closely monitor our TE facilities to protect fair and reasonable working hours, wages and benefits for our TE employees. We prohibit all forms of forced labor and the hiring of underage individuals. We also prohibit any form of physical punishment or abuse. TE maintains a conflict minerals policy available at https://www.te.com/usa-en/utilities/product-compliance/conflict-minerals.html and a management system dedicated to performing required conflict minerals due diligence across our supply chain.

TE is globally committed to living our TE Values and driving our Purpose by building a workforce and a supplier network that represents our global markets and customers we serve. Additionally, we strive to build a work environment where all employees are engaged, differences are valued and respected, and all opinions count. We believe that our actions support this commitment and our Employee Resource Groups actively support this effort. TE provides a work environment that prohibits discrimination on various dimensions, including, but not limited to, gender, age, race, ethnicity, orientation, physical or mental abilities, nationality, religion, veteran status, background, culture, and experience. In addition, we annually publish our EEO-1 data on our Company website.

36	2026 Annual General Meeting Proxy Statement

TE is committed to the safety, health, well-being, and human rights of our employees. We continuously evaluate opportunities to raise safety and health standards through our environmental, health, and safety team. We reduced our Occupational Safety and Health Administration (“OSHA”) total recordable incident rate—a rate equivalent to the number of incidents per 100 employees or 200,000 work hours—to 0.06 in fiscal 2025.

TE donates to organizations in the communities where we live and work. The TE Connectivity Foundation is focused on supporting access to technology and engineering for all, particularly women and underserved communities.

Governance

TE operates on a strong foundation of governance. Our values and our Guide to Ethical Conduct serve as the cornerstones of our ethical business practices. For more information on key governance matters, please refer to the following pages in this proxy statement: Board Diversity (page 30), Board Oversight of Risk Management (pages 33-34), Guide to Ethical Conduct (page 37), Communicating Concerns to Directors (page 37), NGCC Oversight of Environmental, Social and Governance matters (page 41) and Executive Compensation (beginning on page 47).

Guide to Ethical Conduct

All directors, officers and employees of TE Connectivity are required to review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity’s code of ethical conduct set forth in the Company’s manual, “Connecting with our Values: TE Connectivity Guide to Ethical Conduct.” The guide is published in the TE Corporate Responsibility section of TE Connectivity’s website at

https://www.te.com/en/about-te/corporate-responsibility/governance/ombudsman/ethical-conduct.html.

Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

The Office of Ombudsman at TE Connectivity reports to the Audit Committee and provides a direct, confidential and impartial avenue for employees, third party business partners and investors to raise any concern or issue with compliance or ethics, including concerns about the Company’s accounting, internal accounting controls or auditing matters.

The Office of Ombudsman seeks the fair, timely and impartial resolution of all compliance and ethics issues, and the Ombudsman also reports significant issues and reporting trends to the Audit Committee regularly on a quarterly basis. Employees have a number of channels to raise issues within TE Connectivity, including confidential, toll-free hotline numbers for their respective countries, a confidential online reporting platform, and a mobile device reporting platform. All reported concerns are received and promptly reviewed by the Office of Ombudsman and are either assigned for investigation by designated teams or responded to in a timely manner.

Communicating Concerns to Directors

Any shareholder or interested party who wishes to communicate a concern or raise an issue of non-compliance to members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

TE Connectivity Board of Directors

Attn: TE Office of the Ombudsman

1050 Westlakes Drive

Berwyn, PA 19312

USA

Related inquiries and concerns also can be submitted anonymously and confidentially through the TE Office of the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at https://www.te.com/en/about-te/corporate-responsibility/governance/ombudsman.html.

2026 Annual General Meeting Proxy Statement	37

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

The Board of Directors currently consists of thirteen (13) directors, all of whom are nominees for election. The Board held seven meetings in fiscal year 2025. All of the incumbent directors attended greater than 75% of the meetings of the Board and the Committees on which they served in fiscal 2025. It is the policy of the Board that directors are expected to attend the Annual General Meeting of shareholders. All twelve of the incumbent directors then serving attended the 2025 Annual General Meeting of shareholders.

An annual performance evaluation is conducted by the Board and each of its committees to determine whether they are functioning effectively. The Nominating, Governance and Compliance Committee plans and recommends to the Board the method of evaluation. In 2025, the Company’s General Counsel was appointed by the Board to gather information from directors through individual discussions and interviews and to report results back to the Board and Nominating, Governance and Compliance Committee for consideration of actions to be taken as a result of the evaluation.

Board Committees

The Board has adopted written charters for each of its committees: the Audit Committee, the Management Development and Compensation Committee, the Nominating, Governance and Compliance Committee and the Joint Committee on Cybersecurity. Each Board Committee reports to the Board on its activities at each regular Board meeting. Membership in each of the Committees of the Board, as of January 8, 2026, is shown in the following chart.

Director	Audit Committee	Management Development and Compensation Committee	Nominating, Governance and Compliance Committee	Joint Committee on Cybersecurity
Jean-Pierre Clamadieu			●	●
Carol A. (“John”) Davidson	●			●
Lynn A. Dugle	●			µ
Sam Eldessouky	●			●
William A. Jeffrey			µ	µ
Syaru Shirley Lin			●	●
Abhijit Y. Talwalkar		µ
Mark C. Trudeau		●
Kenneth Washington		●
Dawn C. Willoughby		●
Laura H. Wright	µ			●

µ Committee Chair	● Committee Member	Financial Expert

Effective March 11, 2026, it is expected that Ms. Willoughby will Chair the MDCC, Ms. Dugle will move from the AC to the NGCC and assume sole Chair of the Joint Committee on Cybersecurity, Mr. Trudeau will move from the MDCC to the AC and join the Joint Committee on Cybersecurity and Mr. Clamadieu will assume the NGCC chair.

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The tables below identify the number of meetings held by each standing committee in fiscal 2025 and provide a brief description of the duties, responsibilities and other general information with respect to each committee.

Audit Committee
Meetings during fiscal 2025	● Nine
Duties and Responsibilities
●
Oversee the Company’s financial reporting processes and the quality and integrity of the Company’s earnings press releases, annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting
●
Oversee the qualifications, independence and performance of the Company’s independent registered public accounting firm and lead audit partner and the Company’s Irish registered auditor
●
Review and oversee the Company’s internal audit function
●
Oversee compliance with legal and regulatory requirements
●
Review financial and accounting risk exposure affecting the Company
●
Oversee risks related to privacy
●
Assist the Board in fulfilling its oversight responsibilities regarding the Company’s financial and accounting policies and processes with respect to risk assessment and risk management
●
Oversee procedures for handling complaints and concerns regarding accounting or auditing matters
●
Review and discuss, as appropriate, with Company management, the independent auditor, and the MDCC in the event the Company’s clawback policy may be implicated, material financial statement errors and make, or recommend to the Board, any conclusions regarding whether any previously issued financial statements, covering one or more years or interim periods for which the Company is required to provide financial statements under applicable rules should no longer be relied upon because of such error
●
Oversee the Company Ombudsman and the Company’s Guide to Ethical Conduct

General Information
●
The Board has determined that each member of the Audit Committee is financially literate
●
The Board has determined that all members of the Audit Committee are “audit committee financial experts” as defined under SEC rules
●
The Board has determined that all members of the Audit Committee satisfy the relevant SEC, NYSE and the Company’s additional independence requirements and possess the requisite competence in accounting or auditing in satisfaction of the requirements for audit committees prescribed by the Companies Act 2014.
●
The Audit Committee’s report appears on pages 85 – 86.

Written Charter	● The Audit Committee charter can be found on the Company’s website at https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-audit.pdf

2026 Annual General Meeting Proxy Statement	39

Management Development and Compensation Committee
Meetings during fiscal 2025	● Eight
Duties and Responsibilities
●
Ensure leadership development and succession plans of senior leadership
●
Review plans for the development of the organization
●
Review and approve compensation and benefits policies and objectives and whether the Company’s officers, directors and employees are compensated in accordance with these policies and objectives
●
Review and approve compensation of the Company’s executive officers and recommend the Chief Executive Officer’s compensation for ratification and approval by the independent members of the Board
●
Review and approve management incentive compensation policies and programs and equity compensation programs for employees
●
Enforce the Company’s clawback policy for incentive-based compensation for executive officers
●
Review director compensation and benefits in conjunction with the Nominating, Governance and Compliance Committee
●
Oversee the Company’s policies and practices related to its management of human capital resources including talent management, culture, diversity and inclusion

General Information
●
Additional information on the committee’s processes and procedures for consideration of executive compensation are addressed in “Compensation Discussion and Analysis”
●
The Board has determined that all members of the Management Development and Compensation Committee satisfy the relevant SEC, NYSE and the Company’s additional independence requirements
●
The Management Development and Compensation Committee’s report appears on page 67.

Written Charter
●
The Management Development and Compensation Committee charter can be found on the Company’s website at https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-mdcc.pdf

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Nominating, Governance and Compliance Committee
Meetings during fiscal 2025	● Four
Duties and Responsibilities
●
Select director nominees for the Board
●
Develop and recommend to our Board changes to our Board Governance Principles
●
Review director compensation and benefits in conjunction with the Management Development and Compensation Committee
●
Oversee the annual self-evaluations of the Board and its committees, as well as director performance
●
Make recommendations to the Board concerning the structure and membership of the Board committees
●
Oversee the Company’s environmental, health and safety management system
●
Periodically receive and review reports from the Company’s responsible executive regarding the Company’s programs, strategies and performance with respect to significant sustainability and environmental, social and governance matters and the associated risks and opportunities. Review and address as appropriate issues that arise with respect to such ESG risks and strategies, and the effectiveness of such ESG programs
●
Conduct an annual review of director commitment levels, and affirm that all directors are compliant with our Board Governance Principles, including the requirement that no Directors can sit on more than five public company boards (including our own), with consideration given to public company leadership roles
●
Select, monitor, evaluate, compensate and, if necessary, replace the Company Chief Compliance Officer and, quarterly, or upon request by the Committee or the Chief Compliance Officer, meet with the Committee in a separate executive session

General Information
●
The Board has determined that all members of the Nominating, Governance and Compliance Committee satisfy the relevant SEC and NYSE requirements and the additional independence requirements of the Company

Written Charter
●
The Nominating, Governance and Compliance Committee charter can be found on the Company’s website at
https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-ngcc.pdf

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Oint Committ
Joint Committee on Cybersecurity
Meetings during fiscal 2025	● Two
Duties and Responsibilities
●
Review the Company’s information technology and security risk exposures and related policies and practices to assess and control such exposures, assist the Board in fulfilling its oversight responsibilities regarding the Company’s information technology and security policies and processes with respect to risk assessment and risk management.
●
Review the Company’s adoption and implementation of systems, controls and procedures designed to prevent, detect and respond to cybersecurity attacks or security breaches involving the Company.
●
Review updates regarding the Company’s cybersecurity threat landscape and Management’s responses to noteworthy cybersecurity incidents, developments and threats as identified by Management.
●
Review the plans and methodology for the periodic assessment of the Company’s cybersecurity program by Management or outside professionals, any findings of such assessments and any remediation plans to address any material control deficiencies identified by such assessments.
●
Review the Company’s cybersecurity insurance program.

General Information	● The Board has determined that all members of the Joint Committee on Cybersecurity are independent.
Written Charter
●
The Joint Committee on Cybersecurity charter can be found on the Company’s website at
https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/cybersecurity-charter.pdf

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Meetings of Non-Management Directors

The non-management directors met without any management directors or employees present four times in fiscal year 2025. Mr. Davidson presided at these meetings.

Board and Committee Advisors

Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Non-Management Directors’ Compensation in Fiscal 2025

Non-management directors’ compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2025 is described under “Compensation of Non-Employee Directors.”

Non-Management Directors’ Stock Ownership

To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to five times the annual cash retainer (a total of $625,000, based on the fiscal year 2025 $125,000 annual cash retainer) within five years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Each non-employee director receives TE Connectivity shares as the $200,000 equity component of their compensation. As of fiscal 2025 year-end, all of the directors then serving met, or in the case of Mr. Eldessouky, are on track to meeting, their stock ownership requirements.

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EXECUTIVE OFFICERS

The following table presents information with respect to our executive officers as of January 8, 2026.

Name	Position(s)
Terrence R. Curtin*	Chief Executive Officer and Director
John S. Jenkins, Jr.	Executive Vice President and General Counsel
Shadrak W. Kroeger	President, Industrial Solutions
Heath A. Mitts*	Executive Vice President, Chief Financial Officer and Director
Malavika Sagar	Senior Vice President and Chief Human Resources Officer
Reuben M. Shaffer	Senior Vice President and Corporate Controller
Aaron K. Stucki	President, Transportation Solutions
*	See “Nominees for Election” for additional information concerning Messrs. Curtin and Mitts who are also nominees for director.

● ● . ● ●
Age 60 Tenure in Role 13 years Tenure in TE 13 years

John S. Jenkins, Jr. - Executive Vice President and General Counsel

Professional Highlights

Mr. Jenkins is the Executive Vice President, General Counsel of TE Connectivity. Mr. Jenkins is responsible for the Company’s global legal, compliance, corporate governance, government affairs, intellectual property, security and risk management, and corporate social responsibility activities. He is also responsible for bringing TE’s industry-leading connectivity solutions, engineering, and operations expertise to the emerging markets with focus on India, China, North Africa and South America. He joined TE Connectivity in October 2012.

Prior to joining TE Connectivity, Mr. Jenkins was with Tyco International for ten years and was the Vice President, Corporate Secretary, and International General Counsel. He was responsible for the Board of Directors activities, securities and capital markets transactions and reporting, mergers and acquisitions, executive compensation, global procurement, real estate, and tax planning.

Prior to 2003, Mr. Jenkins worked as a litigator with McGuireWoods, LLP. He began his career in 1987 as an Officer in the United States Navy and served as a judge advocate both as Military Prosecutor and Senior Defense Counsel, and finally as Legislative Counsel to the Secretary of the Navy.

● ● . ● ●
Age 57 Tenure in Role 5 years Tenure in TE 30 years

Shadrak W. Kroeger – President, Industrial Solutions

Professional Highlights

Mr. Kroeger is President of the Industrial Solutions segment of TE Connectivity. This segment is comprised of the company's Automation & Connected Living sector as well as its Energy, Medical, Digital Data Networks, and Aerospace, Defense, & Marine business units. Mr. Kroeger is responsible for all aspects of the segment's strategy, growth, operations, and performance. Prior to his current role, Mr. Kroeger served as President of TE's Communications Solutions segment from 2017 through 2020.

Since joining TE in 1995, Mr. Kroeger has held leadership positions in general management, strategy, product management, sales, and engineering. His roles have spanned the automotive, industrial, and consumer markets.

Mr. Kroeger holds a Masters of Business Administration from the Fuqua School of Business at Duke University and a Bachelor's degree in Mechanical Engineering from lowa State University.

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● ● . ● ●
Age 44 Tenure in Role 2 years Tenure in TE 13 years

Malavika Sagar – Senior Vice President and Chief Human Resources Officer

Professional Highlights

Ms. Sagar is Senior Vice President and Chief Human Resources Officer for TE Connectivity and a member of the company’s executive management team. In this role, she leads a global team of human resources professionals who drive the company’s talent strategy through a focus on recognizing and rewarding performance, creating opportunities for employee development and growth, being an inclusive workplace, and supporting employees’ wellness. Ms. Sagar is an experienced global executive that is astute at high performance coaching, building succession readiness and leading cultural transformations. She is focused on developing the next generation of leadership talent and is passionate about inclusion and diversity, and the progress of underrepresented minorities.

Ms. Sagar joined TE Connectivity in 2012 and has held various global roles including Vice President Human Resources for TE’s Transportation Solutions Segment and senior Human Resources roles in Global Automotive, Industrial Commercial Transportation and Application Tooling businesses. She has also held Center of Excellence roles that supported TE’s 80,000+ employees where she was responsible globally for performance management, succession planning, career development, and workforce planning.

Prior to joining TE, Ms. Sagar worked at Avaya for eight years where she served in various international human resource assignments focused on business partnership and HR operations. Ms. Sagar holds a bachelor’s degree in Business, Marketing and master’s degree in Human Resource Management, both from Rutgers University.

● ● . ● ●
Age 47 Tenure in Role 1 year Tenure in TE 17 years

Reuben M. Shaffer – Senior Vice President and Corporate Controller

Professional Highlights

Mr. Shaffer has been Senior Vice President and Corporate Controller at TE Connectivity since January 2025. Prior to that, he was Vice President, Assistant Corporate Controller from December 2023 through December 2024 and Vice President, Internal Audit from October 2021 through November 2023. From July 2008 through September 2021, he held roles of increasing responsibility within Controlling and Global Treasury at TE Connectivity. Prior to joining TE, Mr. Shaffer was a Manager at Protiviti. He holds a bachelor’s degree from Drexel University and is a Certified Public Accountant.

2026 Annual General Meeting Proxy Statement	45

● ● . ● ●
Age 52 Tenure in Role 1 year Tenure in TE 14 years

Aaron K. Stucki – President, Transportation Solutions

Professional Highlights

Mr. Stucki has been President, Transportation Solutions at TE Connectivity since October 2024. Previously, Mr. Stucki served as President, Communications Solutions from October 2020 to October 2024. Previously, Mr. Stucki was the General Manager of the Industrial & Commercial Transportation (ICT) business unit since May 2017. From April 2015 to May 2017, Mr. Stucki served as Senior Vice President & General Manager SubCom. From October 2013 to April 2015, Mr. Stucki served as Senior Vice President & General Manager Consumer Devices. From July 2011 to October 2013, Mr. Stucki served as Vice President and Chief Financial Officer Consumer Solutions segment. Prior to joining TE in 2011, Mr. Stucki spent 13 years at General Electric.

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COMPENSATION DISCUSSION AND ANALYSIS

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HIGHLIGHTS

Introduction

This Compensation Discussion and Analysis (“CD&A”) outlines TE Connectivity’s executive compensation program for our named executive officers serving as of September 26, 2025 who are identified below and appear in the Summary Compensation Table.

Name	Position(s)
Terrence R. Curtin	Chief Executive Officer
Heath A. Mitts	EVP and Chief Financial Officer
Aaron K. Stucki	President, Transportation Solutions
Shad W. Kroeger	President, Industrial Solutions
John S. Jenkins	EVP and General Counsel

The Management Development and Compensation Committee (the “MDCC”) is responsible for establishing and overseeing executive compensation programs that align with TE Connectivity’s compensation philosophy and support the company’s strategic objectives. As outlined in this Compensation Discussion and Analysis (CD&A), the MDCC follows a structured and disciplined process in determining executive pay.

This process includes a comprehensive evaluation of multiple factors, such as company performance, individual contributions, progress against strategic goals, and competitive market benchmarks. The MDCC approves compensation decisions for TE’s executive officers, while compensation decisions for the Chief Executive Officer are also subject to approval by the full Board of Directors.

To ensure objectivity and informed decision-making, the MDCC engages an independent compensation consultant who provides expert advice, market insights, and impartial guidance throughout the process.

Executive Summary - Fiscal 2025 Executive Compensation Highlights and Governance

This section identifies the most significant decisions and changes made regarding TE Connectivity’s executive compensation program in fiscal year 2025.

Shareholder Approval of Compensation

●	In fiscal year 2025, approximately 91.07% of votes cast approved the compensation of our named executive officers, reflecting strong shareholder support for our pay-for-performance philosophy. The MDCC reviewed this outcome, along with input from investors and proxy advisors, and determined that the structure and design of our executive compensation program remain aligned with shareholder interests and the Company’s strategic objectives.

Fiscal Year 2025 Performance Summary

●	Net sales were a record $17.3 billion.
●	GAAP operating margin was 19%, a record for the company, driven by strong operational performance.
●	GAAP EPS was $6.16.
●	Generated record cash flow for the full year, including cash flow from operating activities of $4.1 billion.
●	Returned $2.2 billion to shareholders and deployed $2.6 billion for bolt-on acquisitions to support strategic growth.

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Fiscal Year 2025 Compensation Summary

Our executive compensation program is designed to attract, motivate and retain our executives, including our NEO’s who are critical to our long-term success. The program is designed to align with three core principles:

Align executive and shareholder interests	Provide a significant portion of total compensation that is performance-based and at risk	Attract and retain talented executives

2025 Target Total Direct Compensation Opportunity

Our executive compensation program emphasizes performance-based compensation tied to achieving financial results, stock price performance and driving strategic imperatives. Approximately 92% of our CEO's target total compensation is performance-based and at risk, while the other NEOs have an average of 82% performance-based and at risk compensation. Our NEOs’ target compensation for 2025 consisted of the components described below:

Pay Component	Purpose & Metrics	% of target total compensation
		CEO	NEO
Base Salary	– Fixed cash income to retain and attract highly marketable executives in a competitive market for executive talent.	8%	18%
Annual Short-term Incentive	– Focuses our executives on achieving financial and other business objectives. – FY2025 Metrics: Revenue, Operating Income, Strategic Priorities (KPIs) and Earnings Per Share (on an adjusted basis, as discussed below)	13%	18%
Annual Long-term Incentive	– Further aligns the focus of our executives with stockholders through the use of multi-year performance goals and stock ownership. – FY2025 Vehicles: • 50% Performance Stock Units (PSU) • 50% Stock Options (SO)	79%	64%

Key compensation decisions in 2025

The Company continued to reinforce market-aligned and pay for performance elements of its compensation programs.

Salary increases for Mr. Stucki and Mr. Kroeger reflect expanded roles. Mr. Mitts received a performance-based increase. Market-aligned adjustments for Mr. Curtin and Mr. Jenkins support continued competitiveness.

Mr. Stucki’s target bonus was adjusted to reflect expanded responsibilities and market alignment. Bonus targets for other NEOs remained unchanged. FY25 annual incentive payouts for NEOs ranged from 126.8% to 167.1% of target, based on performance against established metrics.

2025 Annual Equity Grants were delivered in the form of PSU (50%) and SO (50%). FY2023 PSU with a three-year relative EPS growth performance cycle vested in December 2025 at 136% of target

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Compensation Governance Highlights

We maintain a full complement of compensation governance best practices that help ensure our compensation programs remain aligned with shareholder interests.

What We Do

√ Link pay to performance with a high percentage of variable compensation	√ Include a “clawback” provision in all executive officer incentive award agreements (both annual and long-term), in addition to adopting the NYSE mandated executive “clawback” policy
√ Perform annual say-on-pay advisory vote for shareholders	√ Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
√ Design compensation programs to mitigate undue risk-taking	√ Include performance criteria in incentive plans that are consistent with annual operating budgets, strategic forecasts and investor guidance
√ Retain a fully independent external compensation consultant whose independence is reviewed annually by the MDCC	√ Cap incentive compensation payments for individuals including our CEO
√ Align executive compensation with shareholder returns through long-term incentives	√ Maintain an insider trading policy applicable to all executive officers and employees
√ Review share utilization annually	√ Provide limited non-business aircraft usage

What We Do Not Do

x Provide tax gross ups for executives except under our mobility program	x Provide excise tax gross ups
x Re-price underwater stock options	x Provide tax gross ups for personal aircraft use
x Allow hedging or pledging of TE securities

COMPENSATION ELEMENTS AND PAY DETERMINATION

Executive Compensation Philosophy

Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. The MDCC reviews and administers the compensation and benefit programs for executive officers, including the named executive officers, and performs an annual assessment of the Company’s executive compensation policy. In determining total compensation, the MDCC considers the objectives and attributes described below.

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Executive Compensation Principles

Shareholder alignment

–   Designed with consideration of shareholder feedback and governance best practices to ensure alignment with investor expectations and the Company’s pay-for-performance philosophy.

–   Long-term incentive awards, delivered in the form of equity, make up a significant percentage of our executives’ total compensation and closely align the interests of executives with the long-term interests of our shareholders.

Performance based

–   Designed to ensure pay realized by our leaders varies with company performance, individual performance, and the shareholder experience over time.

–   Annual cash incentive awards are tied to overall corporate, segment or business unit measures that are tailored to the characteristics and priorities of our business units. These measures are aligned with the Company’s guidance, annual operating and strategic plans, and focus on year-over-year improvement.

–   Long-term incentive awards are designed to reward our executive officers for creating long-term shareholder value. Long-term incentive awards are granted primarily in the form of stock options and performance stock units

Appropriate risk

–   Designed to encourage executive officers to take appropriate risks in managing their businesses to achieve optimal performance

–   Oversee and review annually the results of the assessment of risks related to the Company’s compensation policies and programs for officers and employees

Competitive with external talent markets

–   Designed to ensure that our programs are competitive within the relevant markets for leadership talent

–   As one input to developing and assessing the continued appropriateness of executive pay programs that meet our specific objectives, we consider the practices of other companies with which we compete for talent, business and capital

–   To provide balanced context, we consider compensation and governance practices drawn from a group of electronics and related industry companies that align with our business segments (our “Industry Peer Group”) as well as from the broader market within which we compete for executive talent. Additional market samples are also referenced to meet unique circumstances where appropriate

Focus on executive stock ownership

–   Designed to ensure that our leaders own stock and directly align their long-term financial interests with all other shareholders

–   The TE Connectivity Stock Ownership and Retention Requirement Plan, together with long-term equity awards, drives executive stock ownership

–   The CEO is required to hold shares equal to six times his base salary, and the other named executive officers are required to hold shares equal to three times their respective base salaries

Simple and transparent

–   Designed to ensure both our leaders and external stakeholders understand our priorities and expectations

–   Our executive compensation programs are designed to be readily understood by our executives, and transparent to our investors

Fair and Equitable	– Designed to deliver fair and equitable pay based on roles and responsibilities and on company and individual performance, regardless of gender, race/ethnicity or any other individual demographics

Industry Peer Group

As part of its oversight of executive compensation, the MDCC periodically reviews market data to ensure that pay levels, mix, and practices for senior executives remain competitive and aligned with shareholder interests.

The foundation of this market data is TE’s Industry Peer Group, which is established by the MDCC with input from Pay Governance, its independent compensation consultant. This peer group consists of companies within the electronics and related industries that are aligned with TE’s business segments. Companies are

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selected based on factors such as revenue size, market capitalization, product offerings, geographic presence, and the extent to which we compete for executive talent.

The MDCC reviews and approves the peer group annually to ensure it remains a balanced and relevant reference for evaluating executive compensation. The peer group serves as the primary benchmark for assessing pay levels for our CEO, CFO, and Board of Directors, evaluating plan design features, award decisions, and conducting pay-for-performance analyses.

Following this year’s review, no changes were made to the peer group, as it continues to be considered reasonable and appropriate.

For fiscal year 2025, the Industry Peer Group includes 21 companies, with publicly disclosed annual revenues ranging from $6.2 billion to $49.2 billion, and a median of $17.6 billion, as shown below:

3M Company	Eaton Corporation	NXP Semiconductors N.V.
Amphenol Corporation	Emerson Electric Co.	Parker-Hannifin Corporation
Aptiv PLC	Fortive Corporation	Rockwell Automation Inc.
Carrier Global Corporation	General Dynamics Corporation	Stanley Black & Decker Inc.
Corning Inc.	Honeywell International Inc.	Texas Instruments Inc.
Cummins Inc.	Illinois Tool Works Inc.	Textron Inc.
Dover Corporation	Johnson Controls International plc	Trane Technologies plc

Because robust data are only available for select executive leadership positions among the Industry Peer Group companies, our compensation consultant also provides the MDCC with additional third-party compensation market data (e.g., Willis Towers Watson) for a cross-industry sample of companies within a reasonable size range of TE.

Determining Executive Compensation

In determining the appropriate total compensation level for each executive officer, the MDCC considers the following items:

Role	- Responsibilities, scope, and complexity of the executive’s role relative to external benchmark data - Relative importance of the role within TE Connectivity
Comprehensive Market Analysis
-
Comprehensive analysis of current base salary, target annual incentive opportunity, target long term incentive opportunity, target total cash compensation (base salary and target annual incentive), and target total direct compensation for each executive officer

Performance	- Each executive’s individual performance, level of experience and expected contribution to strategic initiatives and future results
Current Compensation	- A review of the executive’s current total direct compensation including internal pay equity and compensation history
CEO Recommendations	- The Chief Executive Officer’s detailed performance assessments for the other executive officers and recommendations concerning compensation actions

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Compensation Assessment

The compensation assessment for executive officers is reviewed by the MDCC on sheets, which summarize the officer’s current compensation, actual pay compared to the market, compensation history, and performance achievements. This approach enables the MDCC to understand how compensation has changed over time and the impact of performance on total compensation.

With the information provided in the total compensation assessment as a reference, and with the input of the compensation consultant and the Chief Executive Officer, the MDCC makes compensation determinations (both regarding incentive award payouts for performance and target compensation opportunity for the coming year) for each of our executive officers. The MDCC and the Board follow a similar process to set compensation for the Chief Executive Officer. In some years, the MDCC may determine that total compensation (or one or more components of total compensation) for a particular executive should differ (higher or lower) from the market reference point(s) for various reasons (e.g., recent promotion, performance assessment, special assignments or responsibilities that vary from a typical role in the market, etc). Similarly, from time-to-time based on circumstances, the MDCC may approve a total compensation package or individual compensation components that exceed the market reference point(s) for a critical management role in order to attract a highly qualified external candidate.

Employee benefit programs are provided to executive officers on the same basis as all other employees.

Compensation Paid or Awarded in Fiscal 2025

The Company’s total compensation and rewards package for executive officers consists of the following elements, each designed for a different purpose:

Base Salary and Annual Incentive Plan	Long-Term Equity Incentives	Broad-based Retirement, Security and Health and Welfare Benefits	Total Compensation and Rewards

Focus on Current Year Performance	Focus on Multi- Year Performance	Focus on Attraction and Retention

Base Salary

As part of its annual compensation review, the MDCC approved base salary increases for Mr. Curtin, Mr. Mitts and Mr. Jenkins to ensure continued market competitiveness and to recognize performance. Additionally, Mr. Kroeger and Mr. Stucki received base salary increases in recognition of their expanded responsibilities and new leadership roles, reflecting the increased scope and strategic importance of their positions.

	Fiscal 2025	Change from Fiscal 2024
Mr. Curtin	$1,400,000	12.0%
Mr. Mitts	$800,085	6.7%
Mr. Stucki	$675,000	15.4%
Mr. Kroeger	$647,000	3.0%
Mr. Jenkins	$700,171	5.2%

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Annual Cash Incentive Awards

The Annual Incentive Program (AIP) is designed to focus executive officers on achieving financial and strategic priorities and reward them for performance against pre-established goals at the corporate, sector or segment level; final payouts also may be modified to reflect the MDCC’s assessment of individual or company performance beyond these goals. Generally, the MDCC intends the annual incentive award program to provide market competitive (generally median) payouts for achieving pre-determined, target performance goals.

In response to continued macroeconomic uncertainty and industry-specific challenges - including the evolving tariff environment, ongoing supply chain disruptions, and broader geopolitical and market volatility - the Company maintained a two-interval performance measurement approach for the fiscal year 2025 annual incentive program.

We believe this structure allows for performance to be assessed across two distinct periods within the fiscal year, while maintaining a single payout at year-end. The approach provides greater flexibility to account for external volatility and timing shifts in business impact, while continuing to reinforce accountability and alignment with strategic objectives.

In the first quarter of fiscal 2025, the MDCC established:

●	Performance Criteria for the first half of the year: applicable threshold, target and maximum performance criteria for each financial performance metric for the first half of the year required to earn threshold, target and maximum bonus awards; no bonus is earned for performance below threshold on any metric and payouts vary proportionally based on actual performance achieved;
●	Key Performance Indicator (KPI) metric – established the annual KPI metric for the year;
●	Annual Individual Target Bonus Opportunity: a percent of each executive officer’s salary, established by the MDCC as part of the fiscal year 2025 Compensation Assessment.

In the third quarter of fiscal 2025, the MDCC established the threshold, target and maximum performance criteria for each financial performance metric for the second half of the year required to earn threshold, target and maximum bonus awards; no bonus is earned for performance below threshold on any metric and payouts vary proportionally based on actual performance achieved.

Target Bonus Percentages

The target bonus percentages for the named executive officers for fiscal year 2025 are listed below.

	Fiscal 2025 Target	Fiscal 2024 Target
Mr. Curtin	175%	160%
Mr. Mitts	125%	125%
Mr. Stucki	95%	85%
Mr. Kroeger	95%	95%
Mr. Jenkins	85%	85%

Performance Measures

Each year, the MDCC reviews and approves the performance measures used in the annual incentive program for both the Company and its business segments. These measures are carefully selected to align with the strategic objectives of each business, ensure an appropriate balance of priorities, and mitigate the potential for excessive risk-taking.

The AIP emphasizes key operational and financial metrics that drive profitability, sustainable growth, and operational excellence. For fiscal year 2025, the program continues to focus on Earnings Per Share (EPS), revenue, operating income, and KPIs - all of which are directly aligned with our strategic priorities and long-term value creation goals.

These metrics are designed to reflect management’s ability to deliver measurable results while enabling reinvestment in initiatives that support the Company’s future success. The MDCC regularly evaluates the rigor, relevance, and competitiveness of these measures to ensure they remain aligned with shareholder interests and evolving business needs.

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In fiscal year 2025, the MDCC took into account key challenges in the Company’s end markets, including a slower global automotive production environment and an inventory correction in industrial automation and Medical markets when setting performance targets. In addition global tariffs were introduced in the second half of the fiscal year and continuously fluctuated. A key goal of the annual incentive plan was the expansion of operating income and related margins, even in the face of these anticipated market pressures and changes in the global trade environment.

	Business Segment
		Industrial	Transportation
Performance Metrics	Corporate	Solutions	Solutions
Earnings Per Share ("EPS")(1)	20%	20%	20%
Revenue(2)	30%	30%	30%
Operating income(2)	30%	30%	30%
Key Performance Indicator ("KPI")(3)	20%	20%	20%
(1)	In setting the target for the EPS metric, the MDCC uses the EPS target established for the Company in its financial plan, which incorporates various assumptions to delivering earnings growth including the effect of planned share repurchases by the Company. In determining the EPS metric achievement each year, the MDCC considers whether the various assumptions used to set the EPS target (including the effect of share repurchases) were materially accurate, and to the extent the achievement levels are not consistent with assumptions, the MDCC will make adjustments to the achievement level as deemed appropriate.
(2)	Each segment’s results are the roll up of its underlying sectors and business units’ results, while corporate level results are the roll up of all sector and business units’ results. For fiscal year 2025 business units could request to use either operating income % or operating income $ as a performance metric. A Quality of Earnings modifier is used as an additional adjustment factor for Operating Income achievement in fiscal year 2025. The modifier focused on inventory performance versus target and delivering earnings and free cash flow.
(3)	Corporate KPI is the revenue-weighted average of the KPI scores for the segments. At the Business Unit level, the KPI metric reflects growth, productivity, quality, or customer delivery, as appropriate for the key initiatives of the year.

For purposes of the annual incentive program, all of the financial metrics are adjusted financial measures (i.e., they do not conform to Accounting Principles Generally Accepted in the U.S.) that exclude the effects of events deemed not to reflect the actual performance of our employees. For fiscal year 2025, the adjustments to EPS, revenue and operating income, as applicable, were as follows (i) exclusion of acquisition-related charges, (ii) exclusion of net restructuring and other charges, (iii) exclusion of the impact of certain acquisitions and divestitures, (iv) exclusion of the impact of changes resulting from foreign currency exchange rates (with respect to performance measures), (v) exclusion of certain corporate allocations (with respect to performance measures at the business unit level), and (vi) exclusion of income tax expense related to a net increase in the valuation allowance for certain deferred tax assets associated with a ten-year tax credit obtained by a Swiss subsidiary in fiscal 2024 as well as income tax expense related to an increase in the valuation allowance for certain U.S. tax loss and credit carryforwards.

Non-GAAP adjustments are annually reviewed by the MDCC, consistently applied year over year and align with the Company's external financial reporting practices. Adjustments are designed to provide a clear and objective measurement of management's contribution to sustainable operational performance, excluding external or one-time impacts. For example, the exclusion of foreign exchange fluctuations ensures incentive payouts reflect operational achievements rather than uncontrollable currency movements, aligning with shareholder value creation. There were no unplanned/one-time adjustments that had a material impact on payouts.

In setting the performance criteria for fiscal year 2025, the MDCC ensured alignment with the Company’s operating plan, which incorporates assumptions across the markets in which the Company operates. For 2025, these assumptions reflected continued macroeconomic uncertainty and uneven demand across industrial end-markets, partially offset by growth opportunities in sectors benefiting from long-term secular trends, such as electrification, data connectivity, and energy infrastructure. The operating plan anticipated margin expansion over the course of the year, supported by structural efficiency initiatives, while also absorbing the impact of a higher effective tax rate. These factors were taken into account in setting financial performance targets that are intended to remain rigorous, aligned with long-term shareholder value creation, and motivating in a complex operating environment.

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The table below shows the general payout earned at various performance achievements under both fiscal year 2025 annual incentive performance intervals for the executive officers.

	Performance Achieved (% of Target)			Payout Earned (% of Target)
Performance Metric	Threshold	Target	Maximum*	Threshold	Target	Maximum*
EPS (20%)	90%	100%	110%	50%	100%	200%
Revenue (30%)	95%	100%	105%	50%	100%	200%
Operating Income (30%)	90%	100%	110%	50%	100%	200%
Key Performance Indicator (20%)	Varies by business unit			50%	100%	200%

*    For performance on an individual metric (other than KPIs) that significantly exceeds the maximum goal, the MDCC, in its discretion, may recognize these exceptional results with a payout for that metric of up to 300% of target. Payouts are capped at 100% of target if operating income results are less than target. Regardless of payouts on individual metrics, the aggregate total award payout earned by an individual executive can never exceed 200% of target.

For executive officers, annual incentive payouts are based solely on company and business segment performance as shown above. No individual performance metrics were assigned to any executive officer under the fiscal year 2025 annual incentive program. The MDCC reserved the discretion to adjust individual or business unit award amounts up or down, based on its evaluation of the individual or business unit performance during the fiscal year. In addition, there is a reserve pool of 10% of the total target annual incentive award pool amount that, with the MDCC’s approval, can be used by the CEO to reward exceptional performance at either the business unit or individual level, regardless of performance results against the established financial measures.

Annual Incentive Payments for Fiscal 2025

Fiscal year 2025 performance targets, actual attainment, and corresponding annual incentive award results at the corporate level and for the Industrial Solutions and Transportation Solutions business segments for the named executive officers were as follows:

Corporate Level

(Messrs. Curtin, Mitts and Jenkins)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2025	$3.70–$4.05	$4.13	111.6%	122.7%
	2H-FY 2025	$4.00–$4.35	$4.65	116.1%	173.8%
	FY 2025				148.2%
Revenue (30%)	1H-FY 2025	$7,890–$8,170	$8,103	102.7%	100.0%
	2H-FY 2025	$8,340–$8,660	$8,843	106.0%	143.7%
	FY 2025				121.8%
Operating Income (30%)	1H-FY 2025	$1,430–$1,565	$1,582	110.6%	109.5%
	2H-FY 2025	$1,580–$1,725	$1,768	111.9%	124.6%
	FY 2025				117.1%
Key Performance Indicators (20%)	FY 2025	*	*		131.3%
Corporate Level Earned Award:					132.4%

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Industrial Solutions Segment

(Mr. Kroeger)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2025	$3.70–$4.05	$4.13	111.6%	122.7%
	2H-FY 2025	$4.00–$4.35	$4.65	116.1%	173.8%
	FY 2025				148.2%
Business Unit Revenue (30%)	1H-FY 2025	$3,223–$3,325	$3,398	105.4%	147.2%
	2H-FY 2025	$3,722–$3,851	$4,127	110.9%	229.7%
	FY 2025				188.4%
Business Unit Operating Income (30%)	1H-FY 2025	$614-$663	$697	113.5%	140.0%
	2H-FY 2025	$787-$851	$961	122.0%	226.9%
	FY 2025				183.4%
Key Performance Indicators (20%)	FY 2025	*	*		77.7%
Industrial Solutions Earned Award:					167.1%

Transportation Solutions Segment

(Mr. Stucki)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2025	$3.70–$4.05	$4.13	111.6%	122.7%
	2H-FY 2025	$4.00–$4.35	$4.65	116.1%	173.8%
	FY 2025				148.2%
Business Unit Revenue (30%)	1H-FY 2025	$4,545–$4,724	$4,588	100.9%	100.0%
	2H-FY 2025	$4,615–$4,806	$4,717	102.2%	100.0%
	FY 2025				100.0%
Business Unit Operating Income (30%)	1H-FY 2025	$1,052-$1,140	$1,113	105.8%	100.0%
	2H-FY 2025	$1,063-$1,145	$1,090	102.5%	100.0%
	FY 2025				100.0%
Key Performance Indicators (20%)	FY 2025	*	*		174.3%
Transportation Solutions Earned Award:					126.8%

*   Specific key performance indicator metrics for fiscal year 2025 were not assigned at the Company’s Corporate Level or at the Industrial Solutions and Transportation Solutions Segments Level’s. The Industrial Solutions and Transportation Solutions key performance indicator bonus score is the revenue weighted average of each of their respective business units’ key performance indicator metric scores. In setting the key performance indicator metrics for each business unit, the Company established targets that represented improvement over performance levels attained in fiscal year 2024 and that were deemed to be difficult to attain assuring strong performance and anticipated economic conditions. The Corporate Level bonus score for the key performance indicator metric is the revenue weighted average of the key performance indicator metric scores for the business segments. The Company has determined that disclosure of the target performance levels and performance results for the key performance indicator metrics for Industrial Solutions, Transportation Solutions and Corporate Level would result in competitive harm.

** The bonus score is calculated based on the level of performance attained relative to the threshold, target and maximum described above for each performance measure.

Messrs. Curtin, Mitts and Jenkins received fiscal year 2025 annual incentive payouts based on the corporate bonus score of 132.4%.

Mr. Stucki’s fiscal year 2025 annual incentive payout was based on the Transportation Solutions bonus score of 126.8%. Mr. Kroeger's fiscal year 2025 annual incentive payout was based on the Industrial Solutions bonus score of 167.1%.

In setting performance targets under the annual incentive plan, the MDCC considered a range of internal and external factors, including the company’s strategic objectives and prevailing market conditions. For fiscal year 2025, aggregate full-year targets at the corporate level were above prior year actual results, consistent with the company’s focus on sustained performance improvement. At the segment level, certain targets in the Transportation Solutions segment were set below prior year actuals, reflecting the impact of macroeconomic headwinds affecting specific business units including a slower global automotive production environment. At the corporate and segment levels, management exceeded these targets, delivering strong results in key areas including sales, operating margin, earnings per share, and free cash flow. The MDCC

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believes the above-target payouts appropriately recognize this strong execution and reinforce alignment between the Annual Incentive Plan and shareholder value creation in both favorable and challenging conditions.

For fiscal year 2026, TE will retain the current AIP design, which features two performance periods for financial metrics and a single payout at year-end. This structure enables the MDCC to adjust performance targets mid-year in response to evolving global market conditions – whether positive or negative – including shifts in automotive production, industrial demand cycles, and supply chain normalization. The two-period model ensures that performance targets remain rigorous, strategically aligned, and responsive to dynamic external environments. The MDCC remains committed to maintaining an AIP framework that incentivizes sustainable operational execution and appropriately rewards outcomes that drive long-term shareholder value.

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Long-Term Incentive Awards

The Company uses equity-based long-term incentive awards in the form of performance stock units (“PSUs”) and stock options (“SO”) to focus leaders on long-term priorities, support stock ownership, and deliver competitive, performance-based compensation that varies with company financial and share price performance. Consistent with our compensation philosophy, the MDCC sets the fair value of these annual equity-based long-term incentive awards to be competitive with our peer groups and designs the plans to deliver compensation at the high end of the market if our stock performs particularly well and at the low end of the market if our stock performance is weak. The PSU program uses relative EPS growth as the key metric to align management incentives with profitability per share compared to a relevant peer group. The Board believes that consistent long-term EPS growth outperformance directly contributes to long-term TSR outperformance and provides a more actionable and tangible measure of performance for executives than metrics like relative TSR used by others. This approach reflects the Board’s strong focus on shareholder value creation and has historically served the Company and its shareholders well.

Combined with stock options that reflect share price appreciation, this structure ensures the long-term incentive program drives behaviors that maximize long-term shareholder value. The PSU program also reflects a philosophy of median pay for median performance, with payouts below median for underperformance and above median for outperformance, ensuring a direct alignment with shareholder outcomes and the Company’s pay-for-performance philosophy.

For purposes of the PSU program, EPS is calculated in the same manner as is used in the annual incentive program, as described in further detail on page 55.

The following table describes the general terms and conditions of the fiscal 2025 grants:

Description	Performance Stock Units (PSU)	Stock Options (SO)
Definition	Promise to deliver a share of TE stock at a specified point in the future as long as certain performance metrics are achieved	Right to purchase an ordinary share of TE at a future date for a predetermined, fixed price
Performance Period	3 Years	4 Years
Performance Measure	Three-year average Relative Earnings Per Share (EPS) Growth against S&P 500 Non-Financial Index	–
Award Vesting (% of Target)	Threshold (25th) – 50% Target (50th) – 100% Maximum (75th) – 200%	–
Vesting	Cliff Vesting upon the MDCC certification following the third anniversary of the grant date	25% Ratable beginning on or after the first anniversary of the grant date
Expiration	–	10 years
Dividends	Dividend Equivalent Units (DEU) vesting on the third anniversary proportional to the PSUs earned	Not applicable

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Grant of Fiscal 2025 Long-Term Incentive Awards

The MDCC granted long-term equity incentive awards for fiscal year 2025 in November 2024. Fiscal year 2025 equity awards for named executive officers were made in the form of stock options (50%) and PSUs (50%).

The MDCC reviewed multiple factors including the Company’s peer group, succession planning, current role within the organization, experience and performance. For fiscal 2025 the MDCC approved (and in the case of Mr. Curtin, the independent members of the Board of Directors ratified) the following equity award values for the named executive officers. The awards reflect meaningful year-over-year increases in value in order to keep pace and ensure alignment with the market and to reflect strong individual performance and contributions during the year.

Mr. Curtin	$13,000,000
Mr. Mitts	$4,500,000
Mr. Stucki	$2,600,000
Mr. Kroeger	$2,300,000
Mr. Jenkins	$2,100,000

Payout for Fiscal 2023 PSU Grant

Fiscal year 2025 was the third year of our fiscal year 2023 PSU grant and recipients earned shares for the period calculated at 136% of target which reflected the Company’s performance relative to the index over the three-year period.

The table below shows the shares earned and vested under the fiscal 2023 PSU grant for each of our named executive officers.

	Fiscal 2023	Total Fiscal 2023
	Target PSUs	Vested Shares
Mr. Curtin	51,300	73,676
Mr. Mitts	15,180	21,801
Mr. Stucki	6,840	9,823
Mr. Kroeger	8,120	11,661
Mr. Jenkins	8,550	12,279

60	2026 Annual General Meeting Proxy Statement

Other Benefits and Perquisites

Retirement and Deferred Compensation Benefits
-
All U.S. based management and executive level employees are eligible for a nonqualified retirement plan to supplement the defined contribution plan for all eligible U.S. based employees
-
Supplemental plan allows deferrals of up to 50% of base salary and 100% of annual incentive awards
-
Company provides matching contributions in compliance with Internal Revenue Service limits
-
The Company’s U.S. retirement, deferred compensation, and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code
-
Assists executive officers with retirement income planning

Welfare Benefits
-
Executive officers receive the same welfare benefits as all other employees in the same geographic area.
-
U.S. eligible employees receive medical, dental, life insurance and disability coverage.
-
Outside of the U.S. employees receive welfare benefits based on local country practices

Personal Use of Corporate Aircraft
-
Enhances security and personal safety of the CEO and other corporate and business leaders
-
CEO is permitted to use the corporate aircraft for non-business purposes, whenever practical and subject to annual limitations
-
Limited non-business use of the corporate aircraft by other executive officers also is permitted with the approval of the CEO

Expatriate Assignment Benefits
-
Under the Company’s expatriate assignment policy eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services and other miscellaneous living expenses
-
Eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes they would have incurred in their home country

Executive Physicals
-
To support the health and well-being of our key leaders and ensure business continuity, the Company offers an annual executive physical program to the CEO and CEO direct reports.
-
Participation is optional and complies with all privacy laws.

Executive Security
-
The Company provides residential security services for executive officers primarily for the Company's benefit to mitigate security risks inherent in the executives' roles and to protect key leadership.

2026 Annual General Meeting Proxy Statement	61

POLICIES AND PRACTICES

Executive Stock Ownership Requirements

The Company maintains a Stock Ownership and Retention Requirement Plan applicable to all senior executive officers, including the named executive officers. The stock ownership requirement varies by position ranging in value from three to six times the executive’s base salary as follows:

Position	Ownership Requirement (Relative to Base Salary)
CEO	6x
CFO and Other Senior Executives	3x

Stock ownership requirements must be met within five years of the officer’s date of employment or promotion into a leadership role. In the event stock ownership has not been met in the five year timeframe, the employee will be required to hold 100% of the TE Connectivity shares they receive upon lapse of the restrictions on restricted stock/stock units and upon exercise of stock options (net of any shares utilized to pay for the exercise price of the option and tax withholding). The following shares count toward the ownership requirements: wholly owned shares, shares in stock units, employee stock ownership plans, unvested restricted stock, and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2025 -year end, all the named executive officers have met their stock ownership requirements.

Termination Payments

Under the employment contracts, named executive officers whose employment is terminated involuntarily for any reason other than cause, permanent disability or death or who voluntarily resign their employment for “good reason” within 12 months of the occurrence of a change in control will have a notice period of up to 12 months. The following table describes treatment during and at the end of the notice period:

Time Period	Treatment during the Time Period
During the 12-month notice period (treated as regular full-time employee)
-
Continue to receive base salary
-
Eligibility for bonus (subject to terms and conditions of the applicable plan)
-
Continued vesting in outstanding equity awards (under terms and conditions of the applicable award agreements); and continued health and welfare benefits.

At the end of the 12-month notice period	- Receives twelve months’ pay as consideration for non-compete and non-solicitation covenants in favor of the Company

In the event of involuntary or “good reason” termination after a change in control under our TE Stock and Incentive Plan, outstanding equity will be treated as follows:

●	PSUs will vest in full at target performance and stock options and RSUs will become fully vested in the event of a qualifying termination.

Termination treatment as described above and other benefits payable as a result of a qualifying termination after a change in control will be limited to the greater after tax amount resulting from (i) payment of the full benefits, followed by the imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the full benefits up to the Section 280G limit with no excise tax imposed. Termination and other benefits payable will not be grossed up to reflect Section 280G or any other taxes.

62	2026 Annual General Meeting Proxy Statement

Insider Trading Policy

We have adopted insider trading policies governing transactions in our securities by our named executive officers, employees, and directors, as well as TE Connectivity itself, which we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the listing standards of the New York Stock Exchange. Among other things, our insider trading policies restrict the times during which executive officers, directors and selected employees privy to confidential information can enter into trading transactions concerning our securities. In addition, our officers, employees and members of our Board of Directors are prohibited from engaging in any hedging transactions, including but not limited to, prepaid variable forward contracts, equity swaps, collars, exchange funds, puts, calls, options, short sales or similar rights, obligations or transactions that are designed to hedge or offset any decrease in the market value of TE Connectivity securities.

Our insider trading policies also include prohibition against pledging. Executive officers and directors are prohibited from holding TE Connectivity securities in a margin account and from maintaining or entering into any arrangement that, directly or indirectly, involves the pledge of TE Connectivity securities or other use of TE Connectivity securities as collateral for a loan.

Our insider trading policies are incorporated by reference as exhibits to our Annual Report on Form 10-K filed with the SEC on November 10, 2025.

Equity Award Timing Policies and Practices

We maintain an Equity Granting Policy applicable to all awards of equity-based compensation, including stock options, granted by TE Connectivity. As part of the policy, annual equity awards, including stock option awards, are generally granted to our executives and employees during the open trading window period within the first fiscal quarter of each fiscal year, and awards of ordinary shares to non-employee directors will generally be made annually during the first fiscal quarter of each fiscal year. The MDCC (or our Board of Directors, if to our chief executive officer) also may consider and approve interim or mid-year grants, or grants made on another basis, from time to time based on business needs, new hires, promotions, retention, changing compensation practices or other factors, in the discretion of the MDCC (or our Board of Directors, if to our chief executive officer).

We do not permit timed disclosure of material non-public information for the purpose of affecting the value of executive compensation, including stock option or similar equity awards, and option grants or other awards are not timed in relation to the release of material non-public information. However, our management must advise the MDCC whenever it is aware of material non-public information that is planned to be released to the public in close proximity to the grant of an award.

Stock options are granted with an exercise price equal to the closing market price of our ordinary shares on the New York Stock Exchange on the date of grant.

Clawbacks and Other Remedies for Potential Misconduct

In accordance with the TE Connectivity plc Incentive-Based Compensation Recovery Policy, the Board will seek reimbursement from covered executive officers (which includes our NEOs) for the amount of erroneously awarded compensation (i.e., the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on restated amounts) resulting from an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement (i) to correct an error in previously issued financial statements that is material to the previously issued financial statements or (ii) that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

Further, the Board may seek to recover from executive officers any overpayment or mistaken payment that was based on deficient financial information regardless of whether the deficit financial information resulted in a restatement. In cases of detrimental misconduct by an executive officer, the Board may also take a range of other actions to remedy the misconduct, prevent its recurrence, and discipline the individual as appropriate, including terminating the individual’s employment. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

2026 Annual General Meeting Proxy Statement	63

Roles and Responsibilities

The Company believes that a collaborative process best ensures that compensation decisions reflect the principles of our executive compensation program. Set forth below is a summary of the roles and responsibilities of the key participants that were involved in making decisions relating to the compensation that our Named Executive Officers earned in 2025.

Responsible Party	Roles and Responsibilities Relating to Compensation Decisions
Management, Development and Compensation Committee (MDCC) (composed solely of independent, non- employee directors and reports to the Board)
-
Establishes our executive compensation programs and philosophies and oversees their development and implementation;
-
Conducts an annual evaluation of our Chief Executive Officer’s performance and reviews such evaluation with the independent members of the Board of Directors;
-
Approves the compensation of our Chief Executive Officer, subject to approval and ratification by the independent members of the Board of Directors, and other executive officers;
-
Approves the performance metrics and goals for performance-based long-term and short-term incentive compensation plans;
-
Approves all changes to the composition of the executive peer group.

Independent Nonemployee Members of the Board of Directors
-
Considers the MDCC’s annual evaluation of our Chief Executive Officer’s performance; and
-
Considers the MDCC’s actions regarding the compensation of our Chief Executive Officer and, if deemed appropriate, ratifies such actions.

Independent Consultant to the Management, Development and Compensation Committee (Pay Governance)
-
Supports the MDCC’s oversight and management of the executive compensation programs;
-
Reviews and provides an assessment of the material economic and reputational risks associated with the Company’s incentive compensation programs;
-
Reviews and provides an independent assessment of materials provided to the MDCC by management of the Company;
-
Provides advice and recommendations to the MDCC regarding the composition of the peer group;
-
Provides expert knowledge of best-in-class governance practices, market trends, and best practices relating to executive compensation and competitive pay levels;
-
Coordinate and support the annual performance appraisal for the Chief Executive Officer;
-
Makes recommendations regarding the compensation of the Named Executive Officers (including Chief Executive Officer);
-
Provides advice to the MDCC and the Nominating, Governance and Compliance Committee on director compensation levels and trends
-
Provides advice on the Company’s pay programs;
-
Regularly attends and actively participates in meetings of the MDCC, including executive sessions.

64	2026 Annual General Meeting Proxy Statement

Chief Executive Officer (Assisted by the CHRO, and other Company employees)
-
Approves annual performance goals and objectives for other Named Executive Officers;
-
Reviews and evaluates his direct reports, which includes each of the other Named Executive Officers;
-
Makes recommendations to the MDCC with respect to annual compensation and awards for all executive officers (other than himself) based on the final assessment of their performance.

2026 Annual General Meeting Proxy Statement	65

Tax Deductibility of Executive Compensation

Prior to the enactment of the Tax Cuts and Jobs Act of 2017, Section 162(m) of the Internal Revenue Code limited the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualified as performance-based compensation or was otherwise exempt from Section 162(m).  For our tax years starting on or after September 29, 2018, the exemption for performance-based compensation under Section 162(m) was repealed by the Tax Cuts and Jobs Act of 2017, meaning that all compensation paid to certain executive officers in excess of $1 million will not be deductible unless the compensation qualifies for transition relief available to arrangements in place on November 2, 2017 and not modified thereafter. Annual incentive bonuses, stock options and other performance-based awards made to named executive officers and that qualify for transition relief are intended to qualify as performance-based compensation for these purposes. Our annual incentive bonus plan requires that a threshold operating income metric be met in order to satisfy the performance-based requirements of Section 162(m).

Risk Profile of Compensation Programs

Our executive compensation programs are structured to provide the appropriate level of incentives without encouraging executive officers to take excessive risks in managing their businesses. We performed a two-part risk assessment of the Company’s compensation programs and practices in fiscal year 2025 as follows:

1.	Conducted an inventory of our executive and non-executive incentive compensation programs globally, including all significant sales incentive programs.
2.	Each program was evaluated to determine whether its primary components properly balanced compensation opportunities and risk.

After considering the assessment results and the preliminary conclusions, the MDCC agreed that none of the Company’s compensation programs and practices in fiscal year 2025 were reasonably likely to have a material adverse effect on the Company.

66	2026 Annual General Meeting Proxy Statement

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2025 and in the Company’s proxy statement for the 2026 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

Abhijit Y. Talwalkar, Chair

Mark C. Trudeau

Ken Washington

Dawn C. Willoughby

December 16, 2025

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serve as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

2026 Annual General Meeting Proxy Statement	67

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table summarizes the compensation of the named executive officers for the fiscal years ended September 26, 2025 (fiscal year 2025), September 27, 2024 and September 29, 2023. The named executive officers are the Company’s Chief Executive Officer, Chief Financial Officer, three other most highly compensated executives serving as executive officers as of September 26, 2025.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
		Salary(1)	Bonus	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(7)	Total
Name and	Year	($)	($)	($)	($)	($)	($)	($)	($)
Principal Position	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Terrence R. Curtin	2025	$1,397,125	—	$6,612,738	$6,669,444	$3,243,801	—	$402,428	$18,325,536
Chief Executive	2024	$1,250,040	—	$6,502,850	$6,529,005	$2,252,073	—	$309,719	$16,843,687
Officer	2023	$1,302,188	—	$6,387,876	$6,575,048	$2,084,067	—	$368,569	$16,717,748
Heath A. Mitts	2025	$806,761	—	$2,289,555	$2,309,724	$1,324,140	—	$101,184	$6,831,364
EVP & Chief Financial	2024	$749,845	—	$2,031,893	$2,040,066	$1,055,407	—	$96,994	$5,974,205
Officer	2023	$761,265	—	$1,890,214	$1,945,238	$976,673	—	$86,252	$5,659,642
Aaron K. Stucki	2025	$686,769	—	$1,322,548	$1,333,425	$813,105	—	$2,311,071	$6,466,918
President,	2024	$582,300	—	$867,047	$871,196	$849,303	—	$2,036,199	$5,206,045
Transportation Solutions	2023	$568,636	—	$851,717	$877,511	$497,051	—	$1,165,561	$3,960,476
Shad W. Kroeger (6)	2025	$661,123	—	$1,169,298	$1,180,371	$1,027,080	$87	$98,510	$4,136,469
President,
Industrial Solutions
John S. Jenkins	2025	$708,209	—	$1,068,153	$1,078,335	$787,972	—	$100,011	$3,742,680
EVP & General	2024	$665,562	—	$1,084,467	$1,087,506	$637,009	—	$75,303	$3,549,847
Counsel	2023	$673,049	—	$1,064,646	$1,096,440	$589,488	—	$72,190	$3,495,813
(1)	Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of salary into the TE Supplemental Savings and Retirement Plan (SSRP).
(2)	This amount represents the grant date fair value of performance stock units (PSUs) calculated using the provisions of Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation. Dividend equivalent rights accrue on PSU awards and are factored into grant date fair value. The value of PSUs included in the table assumes target performance. The following table reflects the grant date fair value of the PSUs at target, as well as the maximum grant date fair value if the highest level of performance is achieved:

Grant Date Fair Value of PSUs
	Target	Maximum
	Value	Value
Name	($)	($)
Mr. Curtin	$6,612,738	$13,225,475
Mr. Mitts	$2,289,555	$4,579,110
Mr. Stucki	$1,322,548	$2,645,095
Mr. Kroeger	$1,169,298	$2,338,595
Mr. Jenkins	$1,068,153	$2,136,305

(3)	This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 19 (Share Plans) to the consolidated financial statements (“Note 19”) set forth in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 26, 2025 (the “10-K”) for the assumptions made in determining ASC 718 grant date fair values.
(4)	Represents amounts earned under the fiscal year 2025 annual incentive program. Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of awards into the SSRP.
(5)	(A) The aggregate change in the actuarial present value of the named executive officer's accumulated benefit under all defined benefit and actuarial pension plans (including supplemental plans) from the pension plan measurement date used for financial statement reporting purposes with respect to the registrant's audited financial statements for the prior completed fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to the registrant's audited financial statements for the covered fiscal year; and

68	2026 Annual General Meeting Proxy Statement

(B) Above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified, including such earnings on non-qualified defined contribution plans.

(6)	For Mr. Kroeger, compensation amounts are reported only for fiscal 2025 as he was not a named executive officer of the company in fiscal 2024 or fiscal 2023.
(7)	See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites, the Company contribution portion of 401(k) plan and nonqualified defined contribution plan and other amounts. We also provide group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.

All Other Compensation

				Company
			ESPP	Contributions	Total
			Company	to DC	All Other
		Perquisites(a)	Match(b)	Plans(c)	Compensation
Name	Year	($)	($)	($)	($)
Terrence R. Curtin	2025	$149,205	—	$253,223	$402,428
Heath A. Mitts	2025	$8,989	—	$92,195	$101,184
Aaron K. Stucki	2025	$2,216,871	$2,925	$91,275	$2,311,071
Shad W. Kroeger	2025	$5,992	—	$92,518	$98,510
John S. Jenkins	2025	$20,260	—	$79,751	$100,011

(a)	Amounts greater than $25,000 for Mr. Curtin totaling $126,598 include the incremental cost to us of Mr. Curtin’s non-business use of our aircraft including travel by Mr. Curtin to attend board meetings of DuPont de Nemours Inc. as Mr. Curtin was a member of the DuPont board of directors in fiscal year 2025. As described in page 61, Mr. Curtin is permitted to use the aircraft for business and non-business purposes.

The amount for Mr. Stucki includes expenses related to his expatriate assignment in Switzerland. Amounts less than $25,000 total $52,721 in the aggregate and consist of service fees and various miscellaneous expenses. Amounts greater than $25,000 include housing allowances totaling $239,124, tax preparation services in the amount of $45,575, automobile expenses of $33,221, cost of living allowances of $99,848, dependent schooling expenses of $123,332 and home leave totaling $45,155. In addition, Mr. Stucki received tax allowances designed to make his assignment effectively tax- and cost-neutral. Under the company’s tax equalization program, TE paid foreign taxes on his behalf totaling $1,138,867, net of amounts withheld from his base salary, as well as $14,158 in related U.S. state taxes for services performed in Switzerland.  The company also provided tax gross-up payments totaling $365,114 to cover taxes incurred on certain assignment-related benefits.  Due to the timing of payments during fiscal 2025, the following exchange rate range was used to convert Swiss franc-denominated amounts to U.S. dollars: CHF 1 = $1.0995 to $1.281.

(b)	Represents the Company matching contribution made under the TE Connectivity employee stock purchase plan.
(c)	Reflects contributions made on behalf of the named executive officers under TE Connectivity’s qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

		Company Matching	Company
		Contribution	Contribution
Name	Year	(Qualified Plan)	(Non-Qualified Plan)
Mr. Curtin	2025	$23,500	$229,723
Mr. Mitts	2025	$16,786	$75,409
Mr. Stucki	2025	$7,050	$84,201
Mr. Kroeger	2025	$9,400	$83,102
Mr. Jenkins	2025	$5,640	$74,111

2026 Annual General Meeting Proxy Statement	69

Grants of Plan-Based Awards in Fiscal 2025

The following table discloses the potential payouts for fiscal 2025 under the Company’s annual incentive program and actual numbers of stock option and performance stock unit awards granted during fiscal year 2025 and the grant date fair value of these awards.

										All
										Other	All Other
										Stock	Option		Grant Date
										Awards:	Awards:	Exercise	Fair
										Number	Number of	or Base	Value of
				Estimated Possible Payouts			Estimated Possible Payouts			of Shares	Securities	Price of	Stock and
	Grant		Approval	Under Non-Equity Incentive			Under Equity Incentive			of Stock	Underlying	Option	Option
	Date		Date	Plan Awards(1)			Plan Awards(2)			or Units(3)	Options(4)	Awards	Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($)	($)
Name (a)		(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Terrence R. Curtin
Annual Incentive Plan				$1,225,000	$2,450,001	$4,900,001
Stock Option	11/14/24		11/11/24								143,800	$153.25	$6,669,444
PSU	11/14/24		11/11/24				21,575	43,150	86,300				$6,612,738
Heath A. Mitts
Annual Incentive Plan				$500,053	$1,000,106	$2,000,212
Stock Option	11/14/24		11/11/24								49,800	$153.25	$2,309,724
PSU	11/14/24		11/11/24				7,470	14,940	29,880				$2,289,555
Aaron K. Stucki
Annual Incentive Plan				$320,625	$641,250	$1,282,500
Stock Option	11/14/24		11/11/24								28,750	$153.25	$1,333,425
PSU	11/14/24		11/11/24				4,315	8,630	17,260				$1,322,548
Shad W. Kroeger
Annual Incentive Plan				$307,325	$614,650	$1,229,300
Stock Option	11/14/24		11/11/24								25,450	$153.25	$1,180,371
PSU	11/14/24		11/11/24				3,815	7,630	15,260				$1,169,298
John S. Jenkins
Annual Incentive Plan				$297,573	$595,145	$1,190,291
Stock Option	11/14/24		11/11/24								23,250	$153.25	$1,078,335
PSU	11/14/24		11/11/24				3,485	6,970	13,940				$1,068,153
(1)	The “Threshold” column represents the minimum amount payable (50% of target payout) when threshold performance is met. The “Target” column represents the amount payable (100% of target payout) if the specified performance targets are reached. The “Maximum” column represents the maximum amount payable (200% of target payout). See “CD&A—Compensation Elements and Pay Determination—Annual Cash Incentive Awards.”
(2)	Amounts in columns (f) through (h) represent potential share payouts with respect to PSUs assuming threshold, target and maximum performance conditions are achieved. The “Threshold” column represents the minimum amount payable (50% of target payout) when threshold performance is met. The “Target” column represents the amount payable (100% of target payout) if the specified performance targets are reached. The “Maximum” column represents the maximum amount payable (200% of target payout). Awards vest following the conclusion of the three-year performance period which ends with the close of fiscal year 2025. See “CD&A—Compensation Elements and Pay Determination—Long-Term Incentive Awards—for additional information about these awards, including performance criteria.
(3)	This column shows the number of RSUs granted in fiscal year 2025 to the named executive officers. There were no RSUs granted in fiscal year 2025 to the named executive officers.
(4)	This column shows the number of stock options granted in fiscal year 2025 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on the November 15 that is at least 12 months from the grant date, and the subsequent 3-year anniversaries of the first vest date.
(5)	This column shows the full grant date fair value of PSUs and stock options under ASC 718 granted to the named executive officers in fiscal year 2025. For PSUs, the grant date fair value has been determined based on target performance being achieved. For additional information on the valuation assumptions, see Note 19 in the 10-K. In determining the number of PSUs and stock options that are awarded to eligible equity award participants, including each named executive officer, the Company follows an established policy under which it uses the average daily closing price of the 20 business days preceding the grant date as the applicable value. For purposes of the fiscal year 2025 equity awards reflected in the table above, the applicable stock value used to determine the number of PSU and stock option shares awarded to each named executive officer was $150.65 per share for the November grant. The value of the award shown in this column, however, is based on the grant date closing price, $153.25 per share for the November grant.

70	2026 Annual General Meeting Proxy Statement

Outstanding Equity Awards at 2025 Fiscal Year End

The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options, unvested RSUs and unvested PSUs held by the Company’s named executive officers on September 26, 2025. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option, RSU or PSU award grant date.

		Option Awards				Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan Awards:	Plan Awards:
							Market	Number of	Market or
						Number of	Value of	Unearned	Payout Value
						Shares	Shares or	Shares,	of Unearned
						or Units	Units of	Units	Shares, Units
		Number of Securities				of Stock	Stock	or Other	or Other
		Underlying		Option		That Have	That	Rights That	Rights That
		Unexercised Options		Exercise	Option	Not	Have Not	Have Not	Have Not
		Exercisable	Unexercisable(1)	Price	Expiration	Vested(1)(2)	Vested(3)	Vested(1)(2)(4)	Vested(3)
	Grant	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Name (a)	Date	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Terrence R. Curtin	11/11/19	200,000	—	$93.63	11/11/29
	11/9/20	236,450	—	$105.86	11/9/30
	11/8/21	121,200	40,400	$158.00	11/8/31
	11/14/22	91,600	91,600	$124.52	11/14/32			54,007	$11,721,679
	11/15/23	41,125	123,375	$131.77	11/15/33			51,037	$11,077,070
	11/14/24	—	143,800	$153.25	11/14/34			43,854	$9,518,072
Heath A. Mitts	11/11/19	82,300	—	$93.63	11/11/29
	11/9/20	73,000	—	$105.86	11/9/30
	11/8/21	36,900	12,300	$158.00	11/8/31
	11/14/22	27,100	27,100	$124.52	11/14/32			15,981	$3,468,516
	11/15/23	12,850	38,550	$131.77	11/15/33			15,947	$3,461,137
	11/14/24	—	49,800	$153.25	11/14/34			15,184	$3,295,535
Aaron K. Stucki	11/9/20	6,550	—	$105.86	11/9/30
	11/8/21	16,537	5,513	$158.00	11/8/31
	11/14/22	12,224	12,226	$124.52	11/14/32			7,201	$1,562,905
	11/15/23	5,487	16,463	$131.77	11/15/33			6,805	$1,476,957
	11/14/24	—	28,750	$153.25	11/14/34			8,771	$1,903,658
Shad W. Kroeger	11/11/19	47,000	—	$93.63	11/11/29
	11/9/20	39,800	—	$105.86	11/9/30
	11/8/21	19,837	6,613	$158.00	11/8/31
	11/14/22	14,500	14,500	$124.52	11/14/32			8,548	$1,855,258
	11/15/23	7,200	21,600	$131.77	11/15/33			8,935	$1,939,252
	11/14/24	—	25,450	$153.25	11/14/34			7,755	$1,683,145
John S. Jenkins	11/8/21	18,187	6,063	$158.00	11/8/31
	11/14/22	15,274	15,276	$124.52	11/14/32			9,001	$1,953,577
	11/15/23	6,850	20,550	$131.77	11/15/33			8,511	$1,847,227
	11/14/24	—	23,250	$153.25	11/14/34			7,084	$1,537,511

(1)	All outstanding options vest with 25% becoming vested and exercisable on November 15, that is at least 12 months from the grant date, and the subsequent 3-year anniversaries of the first vest date. Vesting of the PSUs occurs when the MDCC certifies year 3 results following the close of the three-year performance period.
(2)	Any dividend equivalents issued on PSUs have been included in the number of units reported. Those issued on PSUs reflect target performance and will be adjusted based on certified performance results following the close of the three-year performance period.
(3)	Value represents the market value of TE Connectivity shares based on the closing price of $217.04 per share on September 26, 2025.
(4)	Represents target shares that have not yet been earned under the PSU program. See “CD&A—Compensation Elements and Pay Determination—Long-Term Incentive Awards—Performance Stock Unit (PSU) Program” for additional information about these awards, including performance criteria. Delivery of vested shares occurs as soon as administratively feasible following the year 3 certification process.

2026 Annual General Meeting Proxy Statement	71

Option Exercises and Stock Vested in Fiscal 2025

The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal year 2025 for the named executive officers.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise(1)	Acquired on Vesting(2)	Vesting(3)
	(#)	($)	(#)	($)
Name (a)	(b)	(c)	(d)	(e)
Terrence R. Curtin	312,100	$33,616,800	42,423	$6,406,297
Heath A. Mitts	91,150	$7,301,957	12,920	$1,951,049
Aaron K. Stucki	71,000	$6,743,974	5,786	$873,744
Shad W. Kroeger	73,850	$6,338,144	6,938	$1,047,707
John S. Jenkins	137,050	$10,363,825	6,368	$961,632
(1)	The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.
(2)	Represents vesting of RSUs and PSUs. Any dividend equivalents issued on RSUs and PSUs that vested during fiscal year 2025 have been included in the number of units reported.
(3)	The aggregate dollar amount realized upon vesting was computed by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2025

The following table provides details regarding the present value of accumulated benefits under the plans described in “CD&A—Retirement and Deferred Compensation Benefits” for the named executive officers in fiscal year 2025.

		Number of Years	Present Value of
		Credited	Accumulated	Payments During
		Service(2)	Benefit(3)	Last Fiscal Year
	Plan Name	(#)	($)	($)
Name (a) (1)	(b)	(c)	(d)	(e)
Shad W. Kroeger	Tyco Electronics Pension Plan—Part II AMP	4.3	$25,272	—
(1)	Messrs. Curtin, Mitts, Jenkins and Stucki do not participate in any pension plan sponsored by TE Connectivity.
(2)	Years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.
(3)	The present value of accumulated benefit amount has been measured as of September 26, 2025 and is based on a number of assumptions, including:
●	A discount rate of 5.29% was applied to the Tyco Electronics Pension Plan—Part II AMP, based on rates as of September 26, 2025, in accordance with ASC 715-30, Compensation—Retirement Benefits;
●	Mortality assumption reflects the Pri-2012 mortality tables, projected with generational mortality improvements using improvement scale MP-2020; and
●	No retirements prior to assumed retirement age (earliest unreduced age, as defined by the respective plan documents) or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2025

The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP in fiscal year 2025 and balances at fiscal year end. The SSRP is a nonqualified deferred compensation plan. See “CD&A—Retirement and Deferred Compensation Benefits” for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary, up to 100% of their annual bonus and elect to contribute “Spillover” deferrals. Spillover deferrals allow them to continue contributions into the SSRP once they reach the qualified plan annual contribution limit under the Company’s qualified 401(k) plan. We provide matching contributions based on the executive’s deferred base salary and bonus, as well as on the eligible wages used to calculate their Spillover deferrals. Matching contributions called “Company Credits” are also provided on any eligible compensation earned in excess of the Internal Revenue Code Section 401(a)(17) limit ($350,000 in 2025). All employees become immediately vested in the matching contributions, and matching contributions are calculated using the same matching percentage the executive officer is eligible to receive in the qualified plan.

72	2026 Annual General Meeting Proxy Statement

The Company match structure for the qualified plan is based on years of service as well as the employee’s contributions.

	Executive	Registrant			Aggregate
	Contributions in	Contributions in	Aggregate	Aggregate	Balance at Last
	Last Fiscal	Last Fiscal	Earnings in	Withdrawals/	Fiscal Year
	Year(1)	Year(2)	Last Fiscal Year(3)	Distributions	End
	($)	($)	($)	($)	($)
Name (a)	(b)	(c)	(d)	(e)	(f)
Terrence R. Curtin	$229,723	$229,723	$3,906,297	$(248,886)	$22,916,353
Heath A. Mitts	$105,573	$75,409	$77,559	$—	$1,565,825
Aaron K. Stucki	$1,224,919	$84,201	$469,522	$(632,244)	$4,692,064
Shad W. Kroeger	$408,925	$83,102	$1,008,005	$—	$6,870,245
John S. Jenkins	$532,778	$74,111	$627,809	$—	$10,326,772
(1)	The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.
(2)	The amounts shown represent matching contributions by the Company, the amounts of which are included in the Summary Compensation table in the All Other Compensation column.
(3)	No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for “above-market” or preferential earnings as defined in applicable SEC rules.

Termination and Change in Control Payments

The table below outlines, as of the last business day of the fiscal year end, the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. Messrs. Curtin, Mitts, Stucki, Kroeger and Jenkins are not eligible for severance benefits or change in control severance and instead are subject to the termination terms and conditions outlined in their employment contracts (the “Employment Contracts”). For the purpose of the table, below are definitions generally applicable for the various types of terminations under the Employment Contracts, TE Connectivity Severance Plan for U.S. Executives (referred to in this proxy statement as the “Severance Plan”) and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (referred to in this proxy statement as the “CIC Plan”). See “CD&A—Termination Payments” for additional information.

●	“Voluntary Resignation” means any retirement or termination of employment that is not initiated by the Company or any subsidiary other than a Good Reason Resignation (defined below).
●	“Good Reason Resignation” means any retirement or termination of employment by a participant that is not initiated by the Company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:
(1)without the participant’s written consent, the Company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant’s position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the Company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;
(2)without the participant’s written consent, the participant’s being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;
(3)without the participant’s written consent, the Company (a) reduces the participant’s base salary or annual bonus, or (b) reduces the participant’s retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or
(4)the Company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the Company’s obligations to the participant under the CIC Plan.

2026 Annual General Meeting Proxy Statement	73

●	“Involuntary Termination” means a termination of the participant initiated by the Company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.
●	“Cause” means any misconduct identified as a ground for termination in Company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the Company and its employees.
●	“Permanent Disability” means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A “Permanent Disability” will be deemed to exist if the participant meets the requirements for disability benefits under the employer’s long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.
●	“Change in Control” means any of the following events:
(1)any “person” (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the Company or any subsidiary company (wherever incorporated) of the Company, or (ii) any employee benefit plan of the Company or any such subsidiary company (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company’s then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company;
(2)persons who, as of July 1, 2007 (the “effective date”), constitute the board (the “Incumbent Directors”) cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the Company subsequent to the effective date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;
(3)consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a Company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiary companies (wherever incorporated) of the Company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or
(4)consummation of a complete liquidation or dissolution of the Company.
●	“Change in Control Termination” means a participant’s Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.
●	No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

74	2026 Annual General Meeting Proxy Statement

		Total	Involuntary	Involuntary
		Permanent	Termination—	Termination—
		Disability	Not for	Change in
Executive Benefits and Payments Upon Termination	Retirement(6)	or Death	Cause(8)	Control(9)
Terrence R. Curtin
Compensation
Consideration for restrictive covenants(7)			$3,850,000	$3,850,000
Short-Term Incentive(1)	$3,243,801	$3,243,801
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$30,553,236	$30,553,236		$30,553,236
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$32,317,002	$32,317,002		$32,317,002
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,120	$18,120
Heath A. Mitts
Compensation
Consideration for restrictive covenants(7)			$1,800,191	$1,800,191
Short-Term Incentive(1)		$1,324,140
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$9,697,385		$9,697,385
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$10,225,224		$10,225,224
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,120	$18,120
Aaron K. Stucki
Compensation
Consideration for restrictive covenants(7)			$1,316,250	$1,316,250
Short-Term Incentive(1)	$813,105	$813,105
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$4,694,400		$4,694,400
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$4,943,478		$4,943,478
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,120	$18,120
Shad W. Kroeger
Compensation
Consideration for restrictive covenants(7)			$1,261,650	$1,261,650
Short-Term Incentive(1)	$1,027,080	$1,027,080
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$5,197,259	$5,197,259		$5,197,259
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$5,477,755	$5,477,755		$5,477,755
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,120	$18,120
John S. Jenkins
Compensation
Consideration for restrictive covenants(7)			$1,295,316	$1,295,316
Short-Term Incentive(1)	$787,972	$787,972
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$5,006,711	$5,006,711		$5,006,711
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$5,338,393	$5,338,393		$5,338,393
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$18,120	$18,120

2026 Annual General Meeting Proxy Statement	75

(1)	Assumes the effective date of termination is September 26, 2025 and that the pro rata payment under the annual incentive program is equal to the actual award earned for fiscal year 2025.
(2)	Assumes the effective date of termination is September 26, 2025 and the closing price per TE Connectivity share on the date of termination equals $217.04. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding stock options and RSUs become fully vested as of the date of termination, including dividend equivalent units issued on RSUs. Stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the lesser of the period specified in the option agreement or three years from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 26, 2025.
(3)	Assumes the effective date of termination is September 26, 2025 and the closing price per TE Connectivity share on the date of termination equals $217.04. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs granted, including dividend equivalent units issued on PSUs, vest in full at the target share amounts granted.
(4)	Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.
(5)	Health and welfare benefits continuation is 12 months for all named executive officers under Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control. Annual amount is an approximation based on the fiscal year 2025 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the Company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the Company’s premium or average cost of providing such coverage.
(6)	Pursuant to our stock award plan, an employee is retirement eligible following a termination of employment (other than a termination for cause) provided that such participant has attained age 55 and has completed at least five years of service (provided further that the sum of the participant’s age and years of service with the Company is 65 or higher). Messrs. Mitts and Stucki are not entitled to receive any continued vesting because they have not fulfilled the Retirement eligibility requirements under the terms of our stock award plan.
(7)	For consideration of restrictive covenants, including non-compete for one year and non-solicitation for two years post termination, the executive employment agreements provide for payments equal to one times base pay and one times target bonus following the one-year notice period.
(8)	See also “Retirement” column if the employee is Long-Term Incentive retirement eligible at the time of the “Involuntary-Not for Cause” termination.
(9)	Executive employment agreements provide for continued base pay plus actual bonus and continued equity vesting for twelve months post notification for Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control.

CEO Pay Ratio

●	As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are disclosing the ratio of the median employee's annual total compensation to the annual total compensation of our CEO. Neither the Compensation Committee nor management of the Company used the pay ratio in making compensation decisions.
●	In accordance with SEC rules, companies may use the same median employee for up to three years unless there have been significant changes in the employee population or compensation arrangements. As the previously identified median employee had been used for three consecutive years, a new median employee was selected for fiscal year 2025.
●	Using a measurement date of September 26, 2025, the newly identified median employee had an annual total compensation of $29,529, which includes base salary, cash allowances, bonus, and perquisites earned. The annual total compensation for our CEO, Mr. Curtin, was $18,325,536, as calculated in accordance with the Summary Compensation Table requirements. Based on this data, the ratio of CEO to median employee compensation is 621:1.
●	Our CEO pay ratio reflects our global workforce composition, with a substantial portion of employees based in regions where prevailing wage levels are lower than in the United States. While our CEO is benchmarked against comparable U.S. market data and aligned with company performance, the ratio is influenced by our operational scale and geographic footprint.
●	The methodology to determine the employee was as follows:

76	2026 Annual General Meeting Proxy Statement

Methodology

To identify the median employee, we considered all TE Connectivity employees worldwide, excluding our CEO. As of September 26, 2025, our global workforce consisted of approximately 81,503 employees, including 7,735 in the U.S. and 73,768 outside the U.S.

We applied the 5% de minimis exemption to exclude employees from the following countries:

●	Thailand (1,978)
●	Philippines (819)
●	Malaysia (807)
●	Romania (228)
●	Slovakia (189)

The median employee was initially identified based on annual fixed salary. Once identified, we collected comprehensive compensation data from local HR and payroll systems, including base salary, actual annual bonus, allowances, perquisites, and other local compensation elements.

All compensation amounts for non-U.S. employees were converted to U.S. dollars using TE Connectivity’s internally set fiscal year 2025 exchange rates. Seasonal, temporary, and part-time employees were not annualized, and no adjustments were made for differences in cost of living across geographies.

Comparing TE Connectivity’s Ratio to Other Companies

This ratio is a reasonable estimate calculated using a methodology consistent with the SEC rules, as described above. Because applicable SEC rules permit various methodologies, assumptions and exclusions, our CEO pay ratio may not be comparable to ratios calculated and disclosed by other companies.

Pay Versus Performance

In accordance with the SEC’s disclosure requirements set forth in Item 402(v) of Regulation S-K regarding pay versus performance (“PVP”), the following table presents the total compensation of our Named Executive Officers (NEOs) for the past three fiscal years as documented in the Summary Compensation Table.

The Management Development and Compensation Committee (MDCC) did not incorporate the below pay versus performance disclosure in its compensation determinations for any of the years displayed. For discussion of how the MDCC seeks to align pay with performance when making compensation decisions, please review the CD&A beginning on page 47.

Pay Versus Performance Table

			Average	Average
	Summary		Summary	Compensation	Value of Initial Fixed $100
	Compensation	Compensation	Compensation	Actually	Investment based on:			Adjusted
	Table Total for	Actually Paid to	Table Total for	Paid for		Peer Group		Earnings
	CEO[1]	CEO[2]	other NEOs[3]	other NEOs[2]	TSR[4]	TSR[4]	Net Income[5]	Per Share[6]
Year	($)	($)	($)	($)	($)	($)	($M)	($)
2025	$18,325,536	$66,647,241	$5,294,358	$15,071,435	$247.03	$288.00	$1,842	$8.76
2024	$16,843,687	$27,085,528	$4,836,253	$6,969,987	$169.31	$208.32	$3,193	$7.56
2023	$16,717,748	$21,833,929	$4,323,646	$5,450,015	$135.95	$152.54	$1,910	$6.74
2022	$15,927,866	$3,836,791	$4,365,021	$1,786,007	$119.28	$120.36	$2,428	$7.33
2021	$14,715,856	$45,381,475	$4,070,539	$11,522,755	$153.36	$145.17	$2,261	$6.51

2026 Annual General Meeting Proxy Statement	77

(1)	Represents the total compensation of our CEO, Terrence Curtin, as reported in the Summary Compensation Table for each year reported in the table.
(2)	SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance Table above. “Compensation actually paid” does not mean that our CEO and other NEOs actually received those amounts in the listed year. The following table details the applicable adjustments that were made to determine “compensation actually paid” for each year reported in the table:

CEO – Compensation Actually Paid (CAP) Reconciliation	2021	2022	2023	2024	2025
Summary Compensation Table Total	$14,715,856	$15,927,866	$16,717,748	$16,843,687	$18,325,536
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(10,215,113)	$(11,958,716)	$(12,962,924)	$(13,031,855)	$(13,282,182)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$19,643,931	$6,956,690	$12,592,842	$16,139,613	$28,915,664
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$16,231,766	$(10,975,355)	$2,299,381	$4,391,317	$24,815,787
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$5,005,036	$3,886,306	$3,186,882	$2,742,766	$7,872,435
Compensation Actually Paid	$45,381,475	$3,836,791	$21,833,929	$27,085,528	$66,647,241

Average NEO – Compensation Actually Paid (CAP) Reconciliation	2021	2022	2023	2024	2025
Summary Compensation Table Total	$4,070,539	$4,365,021	$4,323,646	$4,836,253	$5,294,358
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(2,404,192)	$(2,554,732)	$(2,606,522)	$(2,742,202)	$(2,937,852)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$4,623,246	$1,486,138	$2,532,107	$3,396,157	$6,395,562
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	$3,915,715	$(2,352,119)	$485,925	$906,304	$4,836,618
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$1,317,447	$841,698	$714,860	$573,475	$1,482,749
Compensation Actually Paid	$11,522,755	$1,786,007	$5,450,015	$6,969,987	$15,071,435

(3)	The individuals comprising the other NEOs for each year presented are listed below:

2021	2022	2023	2024	2025
Heath Mitts	Heath Mitts	Heath Mitts	Heath Mitts	Heath Mitts
Steve Merkt	Steve Merkt	Steve Merkt	Steve Merkt	Aaron Stucki
Shad Kroeger	Shad Kroeger	Aaron Stucki	Aaron Stucki	Shad Kroeger
John Jenkins	Aaron Stucki	John Jenkins	John Jenkins	John Jenkins

(4)	Total Shareholder Return (TSR) compares the cumulative total shareholder return on our shares against the cumulative return on the Dow Jones U.S. Electrical Components and Equipment Index. It assumes the investment of $100 in our shares and in the Dow Jones U.S. Electrical Components and Equipment Index at the fiscal year end 2020 and assumes the reinvestment of all dividends and distributions. TSR values for fiscal year 2021 to fiscal year 2024 are as previously reported. Differences in rounding in the Annual Report TSR graph do not represent a methodology change.
(5)	Reflects net income calculated in accordance with generally accepted accounting principles (“GAAP”) in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for the applicable fiscal year.
(6)	Adjusted Earnings Per Share represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

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Most Important Performance Measures

The MDCC believes in a holistic evaluation of the NEOs’ and the Company’s performance and uses a mix of performance measures throughout our annual and long-term incentive programs to align executive pay with Company performance. As required by SEC rules, the following table presents the financial performance measures that the company considers to have been the most important in linking Compensation Actually Paid to company performance. The measures in this table are not ranked.

2025 Most Important Performance Measures
Adjusted Earnings Per Share
Revenue
Adjusted Operating Income

Relationship Between “Compensation Actually Paid” and Performance Measures

The following charts show, for the past five years, the relationship of the Company’s TSR relative to its peers as well as the relationship between the CEO and non-CEO “compensation actually paid” and (i) the Company’s TSR; (ii) the Company’s net income; and (iii) the Company’s Adjusted Earnings Per Share.

Compensation Actually Paid versus Company and Peer Group TSR
Compensation Actually Paid to CEO
Average Compensation Actually Paid for other NEOs
Company TSR
Compensation Actually Paid ($ in millions)
Total Shareholder Return ($)*
$0
$10
$20
$30
$40
$50
$60
$70
$0
$50
$100
$150
$200
$250
$300
$350
2021
2022
2023
2024
2025

*Value of initial fixed investment of $100

2026 Annual General Meeting Proxy Statement	79

Compensation Actually Paid versus Adjusted EPS
Compensation Actually Paid to CEO
Average Compensation Actually Paid for other NEOs
Adjusted Earnings Per Share
Compensation Actually Paid ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
Adjusted Earnings Per Share ($)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2021
2022
2023
2024
2025

80	2026 Annual General Meeting Proxy Statement

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Compensation paid during fiscal year 2025 to each director who is not our salaried employee or an employee of our subsidiaries was based on the following fee structure:

		Fee Structure Effective
		October 2024(1)
		Cash	Equity
Annual retainer		$125,000	$200,000
Additional annual fees:	Non‑Executive Chairman	$185,000
	Audit Committee Chair	$30,000
	Audit Committee Member	$15,000
	Nominating, Governance & Compliance Committee Chair	$20,000
	Management, Development & Compensation Committee Chair	$25,000
	Science Advisory Board Retainer	$20,000
	Cybersecurity Chair	$15,000
	Cybersecurity Member	$10,000
(1)	The table above reflects full-year fee structures in effect during fiscal year 2025. These include increases to the annual cash retainer and to the fees for the Science Advisory Board Member while the fees for the Nominating, Governance & Compliance Chair were reduced. In fiscal year 2025, the Board also established a new committee dedicated to overseeing cybersecurity matters, reflecting our commitment to strengthening the company’s cyber risk governance and resilience. Our board members are reimbursed for expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors. Reimbursable expenses include food, lodging and transportation.

In addition to the compensation described above, TE Connectivity will also provide Company matching gift contributions on behalf of certain directors under TE Connectivity’s matching gift program up to a maximum of $10,000 per year.

Each non-employee director received the equity component of their compensation in the form of a grant of shares of TE Connectivity.

The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 26, 2025.

	Fees Earned or	Stock	All Other
	Paid in Cash(1)	Awards(2)	Compensation(3)	Total
	($)	($)	($)	($)
Name	(b)	(c)	(g)	(h)
Jean-Pierre Clamadieu	$135,000	$203,363	$—	$338,363
Carol A. (John) Davidson	$335,000	$203,363	$10,000	$548,363
Lynn A. Dugle	$155,000	$203,363	$—	$358,363
William A. Jeffrey	$180,000	$203,363	$—	$383,363
Syaru Shirley Lin	$135,000	$203,363	$10,000	$348,363
Sam Eldessouky	$150,000	$203,363	$—	$353,363
Abhijit Y. Talwalkar	$150,000	$203,363	$10,000	$363,363
Mark C. Trudeau	$125,000	$203,363	$—	$328,363
Dawn C. Willoughby	$125,000	$203,363	$10,000	$338,363
Laura H. Wright	$165,000	$203,363	$10,000	$378,363
(1)	The amounts shown represent the amount of cash compensation earned in fiscal year 2025 for Board and committee services. We pay additional annual cash retainers to our Non-Executive Chairman, Chairperson of each of our committees of the Board, members of the Audit Committee and Joint Committee on Cybersecurity and our science advisory board member. Board member, Ken Washington, joined our Board of Directors during fiscal 2026.
(2)	The amounts shown represent the amount of equity compensation granted in fiscal 2025 for Board services. On November 14, 2024, each non-employee director received a grant of 1,327 shares. In determining the number of shares to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($150.65 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal year 2025, was calculated by using the closing price of TE Connectivity shares on the date of grant ($153.25 per share).
(3)	Amounts shown represent company charitable matching gift contributions made on behalf of certain directors under TE Connectivity’s matching gift program.

2026 Annual General Meeting Proxy Statement	81

Charitable Contributions

Our Board Governance Principles require that the Nominating, Governance and Compliance Committee approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount annually that is less than the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues. Furthermore, charitable director matching gift donations by TE Connectivity are limited to matching donations in an amount no greater than the amount contributed by the Director, and consistent with TE Connectivity’s employee matching gift program.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions over $120,000 that are determined to be directly or indirectly material to a related person are disclosed in the Company’s proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the Company and will take into account, among other factors it deems appropriate:

●	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
●	the extent of the related person’s interest in the transaction and the materiality of the transaction to the Company;
●	the related person’s relationship to the Company;
●	the material facts of the transaction, including the proposed aggregate value of the transaction;
●	the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;
●	whether the transaction is in the ordinary course of the Company’s business and was proposed and considered in the ordinary course of business; and
●	the effect of the transaction on the Company’s business and operations, including on the Company’s internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

There were no related person transactions in fiscal 2025 that require disclosure.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires TE Connectivity’s executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity’s shares to file electronically reports of ownership and changes in ownership of such shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity’s administrative staff assists TE Connectivity’s executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity’s review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its shares complied with the reporting requirements of Section 16(a) during TE Connectivity’s fiscal year ended September 26, 2025.

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AUDIT COMMITTEE REPORT

The information contained in the report below shall not be deemed to be “soliciting material” or to be “filed” with the United States (“U.S.”) Securities and Exchange Commission (“SEC”), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

During our fiscal year ended September 26, 2025, the Audit Committee of the Board was comprised of four directors, Laura H. Wright, Carol A. Davidson, Lynn A. Dugle and Sam Eldessouky. Ms. Wright has served as Chair of the Committee since March 2024. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, Mses. Wright and Dugle and Messrs. Davidson and Eldessouky were determined by the Board to be audit committee financial experts. In addition, each member of the Audit Committee qualifies as an independent director and possesses the requisite competence in accounting or auditing in satisfaction of the requirements for audit committees prescribed by the Companies Act 2014.

The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in “The Board of Directors and Board Committees” section of this proxy statement. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. Deloitte & Touche LLP (the “independent auditor”) is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) (U.S.) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the U.S. The Company’s Irish registered auditor is responsible for expressing opinions on the conformity of the Company’s statutory audited financial statements under Irish law with the requirements of the Companies Act 2014. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.

The Audit Committee periodically reviews and evaluates the performance of Deloitte & Touche LLP’s lead audit partner, oversees the required rotation of the lead audit partner responsible for our audit, and reviews and considers the selection of the lead audit partner. At this time, the Audit Committee and the Board of Directors believe that the continued retention of Deloitte & Touche LLP to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders.

In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 26, 2025. The Committee held discussions with management and the independent auditor concerning the consolidated financial statements, as well as the independent auditor’s opinions thereon, and the critical audit matters addressed in Deloitte & Touche LLP’s audit report. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor’s opinion regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the U.S. The Audit Committee reviewed and discussed the statutory financial statements of TE Connectivity plc, as well as the Irish registered auditor’s opinion thereon, with management and the Irish registered auditor. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the Company’s accounting, internal control over financial reporting or auditing matters.

The Committee discussed with the independent auditor all matters required to be discussed by the applicable requirements of the PCAOB (U.S.) and the SEC. In addition, the Committee discussed with the independent auditor the auditor’s independence from TE Connectivity and its management, including the matters in the letter received from the independent auditor regarding the independent auditor’s communications with the Audit Committee concerning independence.

2026 Annual General Meeting Proxy Statement	85

Based upon the Committee’s review and discussions referred to above, the Committee recommended that the Board include the Company’s audited consolidated financial statements in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 26, 2025 filed with the SEC and the Board of Directors approve the Company’s Irish financial statements for presentation to the Company’s shareholders for the Annual General Meeting in March 2026.

The Audit Committee:

Laura H. Wright, Chair

Carol A. Davidson

Lynn A. Dugle

Sam Eldessouky

December 16, 2025

86	2026 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 2—APPOINTMENT OF AUDITORS AND AUTHORITY TO SET REMUNERATION

Motion Proposed by the Board of Directors

Our Board of Directors proposes that our shareholders ratify on a non-binding advisory basis the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for our fiscal year ending September 25, 2026 and the appointment of Deloitte Ireland LLP as our statutory auditor under Irish law for our fiscal year ending September 25, 2026, and authorize, in a binding vote, the Board acting through its Audit Committee to determine Deloitte’s Remuneration.

Explanation

Deloitte served as our independent auditors for the fiscal year ended September 26, 2025. The Audit Committee has selected and appointed Deloitte to audit our financial statements for the fiscal year ending September 25, 2026 and has appointed Deloitte Ireland LLP to audit our statutory financial statements under Irish law for our fiscal year ending September 25, 2026. The Board, upon the recommendation of the Audit Committee, is asking our shareholders to ratify the appointment of Deloitte as our independent auditors for the fiscal year ending September 25, 2026 and the appointment of Deloitte Ireland LLP as our statutory auditor under Irish law for our fiscal year ending September 25, 2026, and to authorize the Audit Committee of the Board of Directors to set the independent auditors’ remuneration. Although approval is not required by our Memorandum and Articles of Association or otherwise, the Board is submitting the selection of Deloitte to our shareholders for ratification because we value our shareholders’ views on the Company’s independent auditors. If the appointment of Deloitte is not approved by shareholders, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the appointment is approved, the Audit Committee, in its discretion, may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

How We Select our Auditor

The Audit Committee considers many factors when appointing our independent auditor, including the audit scope and estimated fees for professional services for the coming year. The election of our independent registered public accounting firm is then recommended by our Audit Committee to the Board of Directors for ratification by our shareholders annually. The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in our and our shareholders’ best interests.

Representatives of Deloitte will be available at the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting on our Irish financial statements for the fiscal year ended September 26, 2025.

Independent Auditor Fee Information

Aggregate fees for professional services rendered by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 26, 2025 and September 27, 2024 are set forth below. The aggregate fees included in the audit fees category are fees related to the fiscal years for the services described below, irrespective of when services are rendered. The aggregate fees included in each of the other categories are fees for services rendered in the fiscal years for the services described below.

Fiscal 2025 and 2024 Fees

	Fiscal
	2025	2024

	(in millions)
Audit Fees (1)	$12	$12
Audit‑Related Fees (2)	$-	$2
Tax Fees (3)	$1	$1
Other Fees (4)	$-	$-
Total	$13	$15
(1)

Audit fees for fiscal 2025 and 2024 were for professional services rendered for the annual audits of the consolidated financial statements including the audits of internal control over financial reporting, review of quarterly financial

2026 Annual General Meeting Proxy Statement	87

statements included in our quarterly reports on Form 10-Q, statutory audits, consents, and the issuance of comfort letters associated with debt offerings.

(2)	Audit-related fees for fiscal 2025 and 2024 were examinations of information technology controls related to the audit as well as for fiscal 2024 for carve-out financial statements.
(3)	Tax fees for fiscal 2025 and 2024 were primarily for tax compliance services.
(4)

Other fees for fiscal 2025 and 2024 were primarily for Environmental, Social, and Governance (“ESG”), and other assurance services as well as for fiscal 2024 for Corporate Sustainability Reporting Directive (“CSRD”).

None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

The Audit Committee adopted an Audit and Tax Services Approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor.

The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor’s independence is not impaired. The policy provides that the Corporate Controller will support the Audit Committee by providing a list of proposed services to the Audit Committee, monitoring the services and fees approved by the Audit Committee including those approved by the Audit Committee Chair, providing periodic reports to the Audit Committee with respect to approved services and ensuring compliance with the policy.

Under the policy, the Audit Committee annually approves the audit fee and terms of the engagement as set forth in the audit engagement letter. All other services must be separately approved by the Audit Committee. The independent auditor may not begin any work without confirmation of Audit Committee approval from the Corporate Controller or his/her delegate.

In accordance with the policy, when it is not practical for services and fees to be approved by the entire Audit Committee, the Audit Committee Chair may approve on behalf of the Committee. The Chair must report all such pre-approvals to the Audit Committee at a future committee meeting.

Vote Requirement to Approve Agenda Item

The affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting is required for approval of Proposal No. 2.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 2

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AGENDA ITEM NO. 3—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers. We explain this compensation pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis (“CD&A”), the Fiscal 2025 Summary Compensation table, and related tables and discussions in this proxy statement.

Explanation

This proposal gives shareholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote often is referred to as “say-on-pay.” We hold this vote annually and expect to conduct the next advisory vote on the compensation of our named executive officers at our 2027 Annual General Meeting of Shareholders.

As described in our CD&A, which begins on page 48, TE Connectivity’s executive compensation philosophy is designed to deliver competitive total compensation that will reward executives for achieving business unit and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee (the “MDCC”) has established a disciplined process for adopting executive compensation programs and individual executive officer pay packages. Among other things, the MDCC analyzes competitive market data, reviews each executive officer’s role and performance assessment, and consults with an independent compensation consultant.

Our executive compensation program has several features that were designed to ensure that compensation is consistent with TE Connectivity’s executive compensation philosophy. The items highlighted below are described in more detail in the CD&A.

●	For fiscal year 2025, the value of our named executive officer’s annual long-term incentive award is in the form of stock options and performance stock units to drive long-term performance and alignment with shareholder interests.
●	Awards of stock options have a four-year vesting period, and awards of performance stock units have a three-year cliff vesting period, to further emphasize long-term performance and executive officer commitment.
●	Our annual incentive plan incorporates four financial or operational performance metrics in order to properly balance risk with compensation incentives.
●	The annual incentive program incorporates a cap on the maximum payout to further manage risk and reduce the possibility of excessive payments.
●	Through our compensation risk assessment process, we have determined that our incentive compensation programs are not reasonably likely to create a material risk to the Company.
●	Our Share Ownership and Retention Requirement Plan, together with the design of the long-term incentive awards, drives long-term executive stock ownership.

Our executive compensation philosophy emphasizes performance-based pay. The Pay Mix chart in the CD&A demonstrates that in fiscal year 2025, performance-based incentives constituted about 92% of total direct compensation for our CEO and 82% of total direct compensation for our other named executive officers. Similarly, since TE Connectivity became a public company in 2007, pay levels have been relatively low in fiscal years in which the Company has not met its target performance measures and relatively high in years in which Company performance has been strong.

We encourage shareholders to read the CD&A, which discusses in greater detail how our compensation policies and procedures align with our executive compensation philosophy. The MDCC believes that our executive compensation programs and executive officer pay levels are consistent with our executive compensation philosophy, fully support the goals of that philosophy, and provide an appropriate balance between risk and incentives.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

2026 Annual General Meeting Proxy Statement	89

Text of the Shareholder Resolution

IT IS RESOLVED, that shareholders of TE Connectivity plc approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement for the 2026 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2025 Summary Compensation table, and the other related tables and discussions.

Vote Requirement to Approve Agenda Item

The affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting is required for approval of Agenda Item No. 3. The vote is not binding on the Company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs and individual executive compensation packages.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 3

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AGENDA ITEM NO. 4—TO AUTHORIZE THE COMPANY AND/OR ANY SUBSIDIARY OF THE
COMPANY TO MAKE MARKET PURCHASES OF COMPANY SHARES

Motion Proposed by the Board of Directors

Our Board of Directors proposes that our shareholders authorize the Company and/or any subsidiary of the Company to make market purchases of the Company’s ordinary shares.

Explanation

Under Irish law, neither the Company nor any subsidiary of the Company may make market purchases or overseas market purchases of the Company’s ordinary shares without shareholder approval. Accordingly, shareholders are being asked to authorize the Company, or any of its subsidiaries, to make market purchases and overseas market purchases. This authorization expires after eighteen months unless renewed; accordingly, we expect to propose renewal of this authorization at subsequent Annual General Meetings.

Such purchases would be made only at price levels which our Directors consider to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position. The Company currently expects to effect repurchases under our existing share repurchase authorization as redemptions pursuant to Article 4(b) of our Articles of Association. Whether or not this proposed resolution is passed, the Company will retain its ability to effect repurchases as redemptions pursuant to its Articles of Association, although subsidiaries of the Company will not be able to make market purchases or overseas market purchases of the Company’s shares unless the resolution is adopted.

In order for the Company or any of its subsidiaries to make overseas market purchases of the Company’s ordinary shares, such shares must be purchased on a market recognized for the purposes of the Irish Companies Act 2014. The NYSE, on which the Company’s ordinary shares are listed, is specified as a recognized stock exchange for this purpose by Irish law. The general authority, if approved by our shareholders, will become effective from the date of passing of the authorizing resolution.

Text of Shareholder Resolution

The text of the resolution in respect of Agenda Item No. 4 (which is proposed as an ordinary resolution) is as follows:

IT IS RESOLVED, that the Company and any subsidiary of the Company is hereby generally authorized to make market purchases and overseas market purchases of ordinary shares in the Company (“shares”) on such terms and conditions and in such manner as the Board of Directors of the Company may determine from time to time but subject to the provisions of the Companies Act 2014 and to the following provisions:

(a) The maximum number of shares authorized to be acquired by the Company and/or any subsidiary of the Company pursuant to this resolution shall not exceed, in the aggregate, 29,000,000 ordinary shares of USD $0.01 each (which represents slightly less than 10% of the Company’s issued ordinary shares).

(b) The maximum price to be paid for any ordinary share shall be an amount equal to 110% of the closing price on the New York Stock Exchange for the ordinary shares on the trading day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company, and the minimum price to be paid for any ordinary share shall be the nominal value of such share.

(c) This general authority will be effective from the date of passing of this resolution and will expire on the earlier of the date of the Annual General Meeting in 2027 or eighteen months from the date of the passing of this resolution, unless previously varied, revoked or renewed by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.

2026 Annual General Meeting Proxy Statement	91

Vote Requirement to Approve Agenda Item

The authorization for the Company and/or any of its subsidiaries to make market purchases and overseas market purchases of Company shares requires the affirmative vote of a majority of the votes properly cast (in person or by proxy) at the Annual General Meeting.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 4

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AGENDA ITEM NO. 5—DETERMINE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT TREASURY SHARES

Motion Proposed by the Board of Directors

Our Board of Directors proposes that our shareholders authorize the Company to determine the price range at which the Company can re-allot shares that it holds as treasury shares under Irish law.

Explanation

Our historical open-market share repurchases and other share buyback activities result in ordinary shares being acquired and held by the Company as treasury shares. We may re-allot treasury shares that we acquire through our various share buyback activities in connection with our executive compensation program and our other compensation programs.

Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury (including by way of re-allotment off-market). In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization expires after eighteen months unless renewed; accordingly, we expect to propose the renewal of this authorization at subsequent Annual General Meetings.

The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be re-allotted are 95% and 120%, respectively, of the average closing price per ordinary share of the Company, as reported by the NYSE, for the thirty (30) trading days immediately preceding the proposed date of re-allotment, save that the minimum price for a re-allotment to satisfy an obligation under an employee share plan is the par value of a share. Any re-allotment of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.

Text of Shareholder Resolution

The text of the resolution in respect of Proposal No. 5 (which is proposed as a special resolution) is as follows:

IT IS RESOLVED, that the re-allotment price range at which any treasury shares held by the Company may be re-allotted shall be as follows:

(a) the maximum price at which such treasury share may be re-allotted shall be an amount equal to 120% of the “market price,” and

(b) the minimum price at which a treasury share may be re-allotted shall be the nominal value of the share where such a share is required to satisfy an obligation under an employee share plan operated by the Company or, in all other cases, an amount equal to 95% of the “market price,” and

(c) for the purposes of this resolution, the “market price” shall mean the average closing price per ordinary share of the Company, as reported by the New York Stock Exchange, for the thirty (30) trading days immediately preceding the proposed date of re-allotment.

FURTHER RESOLVED, that this authority to re-allot treasury shares shall expire on the earlier of the date of the Annual General Meeting of the Company held in 2027 or eighteen months after the date of the passing of this resolution unless previously varied or renewed in accordance with the provisions of section 109 and/or 1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.

Vote Requirement to Approve Agenda Item

The authorization of the price range at which the Company may re-allot any shares held in treasury requires the affirmative vote of at least 75% of the votes properly cast (in person or by proxy) at the Annual General Meeting.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 5.

2026 Annual General Meeting Proxy Statement	93

ADDITIONAL INFORMATION

Cost of Solicitation

The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged D. F. King & Co., Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Principal Executive Offices

The principal executive office of TE Connectivity plc is located at Parkmore Business Park West, Parkmore, Ballybrit, Galway, H91VN2T, Ireland. The telephone number is +353 91 378 040.

Annual Report

Copies of our Annual Report for the fiscal year ended September 26, 2025 containing our audited consolidated financial statements with accompanying notes and our Irish Annual Report containing our audited Irish statutory financial statements prepared in accordance with Irish law, are available to shareholders free of charge on our website at https://www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity plc, Parkmore Business Park West, Parkmore, Ballybrit, Galway, H91VN2T, Ireland.

Householding

TE Connectivity has adopted a procedure called “householding.” Under this procedure, TE Connectivity may deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 26, 2025 to multiple shareholders who share the same address, unless TE Connectivity has received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our Annual General Meetings and reduces TE Connectivity’s printing and mailing costs. Shareholders who participate in householding will continue to receive and have access to separate proxy cards. Upon written or oral request, TE Connectivity will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 26, 2025 to any shareholder that elects not to participate in householding.

To receive, free of charge, a separate copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement, the Annual Report on Form 10-K for the fiscal year ended September 26, 2025, or separate copies of any future notice, proxy statement, annual report and our Irish financial statements, you may write or call TE Connectivity at the following physical address or phone number:

TE Connectivity plc

Parkmore Business Park West
Parkmore, Ballybrit
Galway, H91VN2T, Ireland

Tel: +353 91 378 040

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the bank, broker, or other organization that holds your shares to request information about eliminating duplicate mailings.

94	2026 Annual General Meeting Proxy Statement

TE CONNECTIVITY 2027 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TE Connectivity anticipates that the 2027 Annual General Meeting of Shareholders will be held on or about March 17, 2027.

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act will be considered for inclusion in TE Connectivity’s 2026 proxy statement and proxy card for the meeting if the proposal is received in writing by TE Connectivity’s Secretary no later than September 17, 2026. The notice of proposal must comply with the requirements established by the SEC and our Articles of Association.

TE Connectivity’s Articles of Association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item (including a motion to nominate persons for election to the Board of Directors) be put on the agenda of a general meeting of shareholders. The deadline under our Articles of Association for submitting such a proposals in writing is between September 17, 2026 and October 17, 2026. The proposals must include the information specified in TE Connectivity’s Articles of Association and must be a proper subject for shareholder action under Irish law. Shareholders should consult our Articles of Association for the various procedural, informational and other requirements. In addition to satisfying the foregoing requirements, shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, in reliance on the SEC’s universal proxy rules must comply with the additional requirements of Rule 14a-19(b) under the Securities Exchange Act.

Proposals and notices should be addressed to Harold G. Barksdale, Secretary, TE Connectivity plc, Parkmore Business Park West, Parkmore, Ballybrit, Galway, H91VN2T, Ireland.

2026 Annual General Meeting Proxy Statement	95

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings also are available to the public at the SEC’s website (http://www.sec.gov).

We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

96	2026 Annual General Meeting Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V82187-P41547 2. To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company and Deloitte Ireland LLP as our statutory auditor under Irish law and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. 3. An advisory vote to approve named executive officer compensation. 4. To authorize the company and/or any subsidiary of the company to make market purchases of company shares. 5. Determine the price range at which the company can re-allot treasury shares. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer and indicate name and title of the authorized officer. 1. Election of the following thirteen (13) director nominees proposed by the Board of Directors. 1a. Jean-Pierre Clamadieu 1b. Terrence R. Curtin 1c. Carol A. (“John”) Davidson 1d. Lynn A. Dugle 1e. Sam Eldessouky 1f. William A. Jeffrey 1g. Syaru Shirley Lin 1h. Heath A. Mitts 1i. Abhijit Y. Talwalkar 1j. Mark C. Trudeau 1k. Kenneth Washington For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! TE CONNECTIVITY PLC The Board of Directors recommends you vote FOR each of the director nominees listed below: The Board of Directors recommends you vote FOR the following proposals: 1l. Dawn C. Willoughby 1m. Laura H. Wright ! ! ! ! ! ! NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. ! ! ! SCAN TO VIEW MATERIALS & VOTEw TE CONNECTIVITY PLC PARKMORE BUSINESS PARK WEST PARKMORE, BALLYBRIT GALWAY, H91VN2T, IRELAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m., GMT on March 10, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:00 p.m., GMT on March 10, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by 5:00 p.m., GMT on March 10, 2026.

Annual General Meeting of Shareholders of TE Connectivity plc March 11, 2026 2:00 p.m., GMT Conrad Dublin, Earlsfort Terrace, Dublin, Ireland In order to ensure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card or vote by the Internet so that your votes are received by 5:00 p.m., GMT on March 10, 2026. Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice of Annual General Meeting, Proxy Statement and Annual Report to Shareholders and our 2025 Irish Financial Statements are available at www.te.com/TEAnnualMeeting or at proxyvote.com. V82188-P41547 TE CONNECTIVITY PLC Annual General Meeting of Shareholders March 11, 2026, 2:00 p.m., GMT This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoint(s) Terrence R. Curtin, Heath A. Mitts and John S. Jenkins Jr., or any of them, or any other person appointed by the Company's Board of Directors, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as indicated on the reverse hereof, all ordinary shares of TE CONNECTIVITY PLC (the "Company") which the undersigned is entitled to vote at the Annual General Meeting of Shareholders to be held at the Conrad Dublin, Earlsfort Terrace, Dublin, Ireland on Wednesday, March 11, 2026 at 2:00 p.m., GMT, or at any adjournments or amended locations and/or times thereof, upon the matters described in the Notice of Annual General Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and or postponements of such meeting, and further authorizes such proxies to vote in their discretion upon any other business that may properly come before the meeting (including any motion to amend the resolutions proposed at the meeting and any motions to adjourn the meeting) and at any such adjournments. Any shareholder entitled to attend and vote at the Annual General Meeting may appoint one or more proxies, who need not be shareholder(s) of the Company. If you wish to appoint a person other than the designated officers of the Company, please contact the Corporate Secretary and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be voted. A proxy is required to vote in accordance with any instructions given to him/her. Completion of a form of proxy will not preclude a shareholder from attending and voting at the meeting in person. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO CONTRARY SPECIFICATIONS ARE MADE ON THE REVERSE SIDE, THE SHARES WILL BE VOTED IN THE MANNER RECOMMENDED BY THE COMPANY'S BOARD OF DIRECTORS ON ALL MATTERS AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side